                                                                    EXHIBIT 10.5


                          STRATEGIC ALLIANCE AGREEMENT


This strategic alliance agreement ("Agreement") is made as of this 19th day of December, 2001 ("Effective Date"), by and between WEST MARINE PRODUCTS, INC., with an address at 500 Westridge Drive, Watsonville, CA 95076 ("West Marine"), AND DICKIE WALKER MARINE, INC., with an address at 470 Nautilus Street, Suite 312, La Jolla, CA 92037 ("DWM") with the goal of forming a strategic alliance between the two companies to increase the sales and profitability of West Marine's apparel and related products department.

For and in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Term. Subject to earlier termination as set forth herein, this Agreement shall terminate two (2) years from the Effective Date hereof ("Initial Term"), unless extended for successive one (1) year terms by mutual, written agreement of the Parties (each a "Renewal Term"). Notwithstanding the foregoing, the parties will review the performance of the apparel department on an annual basis within the period specified in achievement of the "Measurement Goals" (as defined in Section 13), and other retail factors normally associated with retail performance, to determine the economic viability of the venture contemplated by this Agreement. It is agreed that West Marine shall have the sole and final determination as to whether to renew the Agreement after the Initial Term and for any subsequent Renewal Term. The Initial Term and all Renewal Terms hereinafter collectively shall be referred to as the "Term."

2. Standard Vendor Agreement. DWM agrees to be bound by all of the terms and conditions set forth in West Marine's Standard Vendor Agreement, including
the indemnification agreement contained therein (collectively, "SVA"), *     * A
copy of the "SVA" is attached hereto as Exhibit "A" and incorporated herein by this reference. In the event of any inconsistency between this Agreement and the SVA, this Agreement shall control, except as otherwise expressly set forth herein.


3.       Product Development and Design.

         A. DWM will develop, design, manufacture (through reputable suppliers), package, supply and deliver to West Marine for resale a line of certain casual apparel and accessories designated by West Marine in accordance with prices, plans, specifications, quality assurance standards, and production schedules mutually agreed upon by the parties ("Specifications") and purchase orders placed by West Marine and accepted by DWM ("Purchase Orders"), for retail sale in West Marine's stores, catalogs and retail website at the URL website located at www.westmarine.com under the label "West Marine" or other names or labels chosen by West Marine (the "West Marine Brand Apparel"). All of the containers, packaging and labels for the West Marine Brand Apparel shall include the trademarks, trade names, trade dress, logos, designs, bar codes aid other identifying features (collectively, "Trademarks"), as determined by West Marine. DWM acknowledges and agrees that West Marine, at all times during and after the Term of this Agreement, is and shall continue to be the sole and exclusive owner of all right, title and interest in and to the West Marine Trademarks, including those of the West Marine Brand Apparel.

         B. DWM will be the primary supplier of West Marine's casual apparel department (exclusive of foul weather gear and shoes) through the West Marine Brand Apparel including design and development, sourcing of fabrics, trims, packaging and cut and sew, subject to the Specifications and the terms and conditions of this Agreement.

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


         C. DWM will develop at least two lines per year of the West Marine Brand Apparel, one for Spring and one for Fall, which lines must be submitted to
and approved by West Marine *     *. In this regard, DWM will design the lines
in accordance with the Specifications and forward samples of merchandise for West Marine's final written approval within the specified time periods.

4. Production and Manufacturing: DWM represents and warrants to West Marine that DWM:

         A. Will be responsible for the timely production, manufacturing, and quality control of all of the West Marine Brand Apparel in accordance with the Specifications;

         B. Will Manufacture the West Marine Brand Apparel in a good and workmanlike manner and will comply with all applicable U.S. federal, state and local laws, ordinances and regulations, as well as all laws of the country in which the West Marine Brand Apparel will be manufactured, including all import and export laws and regulations. In this regard, DWM will utilize its best efforts to not use any cutting, sewing or other contractors, manufacturers or distributors that abuse U.S. Child Labor or other employment standards or laws;

         C. Will inspect and approve the finished product before shipment to the United States or other DWM or West Marine designated locations and such approval will be granted only if the West Marine Brand Apparel: conforms to Specifications, including all quality assurance standards; meets the requirements of all applicable laws and regulations; is packaged, labeled, priced and invoiced in accordance with the Specifications (and/or as specified in the SVA); and is executed according to the practices and regulations of the country of exportation;

         D. Will issue inspection certificates or return the West Marine Brand Apparel and process claims against the manufacturer(s) for product that fails to meet the Specifications. In the case of claims resulting from any defective or rejected West Marine Brand Apparel (including, without limitation, defects discovered after receipt and resale by West Marine), DWM will reimburse West
Marine therefore *      *; and

         E. Will use its best efforts to make quality products with quality workmanship: that all materials used in the manufacturing process will be new, in accordance with legal requirements, and of good and merchantable quality; that each product delivered to West Marine will, at the time of delivery, be free of defects; and that West Marine will receive good title to it free of all liens, and encumbrances of any kind.

5.       Ordering:

         A. *     *

         B. *     *

         C. Nothing In this Agreement is intended to create any duty on the part of West Marine to place any Purchase Order or Assortment Approval letter or on the part of DWM to accept any Purchase Order or Assortment Approval letter, it being expressly understood that the placement of any such Purchase Order or Assortment Approval letter may be revoked and canceled by West Marine at any time prior to the acceptance thereof by DWM by commencement of purchasing or manufacture.

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6.       Distribution:

         A. DWM will receive, ship, and warehouse all West Marine Brand Apparel in DWM's distribution center in San Diego County, California and will be responsible for the shipping of said product to each West Marine location as specified in the Purchase Orders.

         B. All shipments from DWM warehouse to West Marine stores (or other specified locations) will be shipped according to West Marine's shipping instructions. Delivery will be F.O.B. DWM's warehouse. West Marine will select the carrier.

         C. All charges pertaining to the importation and transportation of the West Marine Brand Apparel to DWM's warehouse including, without limitation, all costs related to customs' duties, sales, use, value added or any similar taxes, costs for the visa, imports, freight charges, broker fees, insurance, personal property taxes and other related charges shall be paid solely by DWM. West Marine is responsible for all reasonable and actual shipping charges incurred to ship the West Marine Brand Apparel from the DWM warehouse to the designated West Marine stores, distribution centers, or other specified locations. Title and risk of damage or loss of the West Marine Brand Apparel passes to West Marine after possession transfers at the time of invoicing from DWM, provided however, that DWM shall remain responsible for damage or loss to West Marine Brand Apparel caused by its employees, agents, and subcontractors.

         D. West Marine must inspect all West Marine Brand Apparel within *    *
from date of receipt at the shipping destination, and may reject any goods that fail to meet the Specifications or other restrictions or regulations imposed by this Agreement or applicable law. Rejected products will be returned to DWM.

7.       Web-site and Direct Orders Fulfilled by DWM:

         A. DWM and West Marine may mutually develop and determine the party(ies) responsible for the costs, operation and maintenance of an e-commerce website which will display and offer for sale the West Marine Brand Apparel ("the Website"). Such website shall either be a separate websites, a separate page on the DWM Website or a separate page on the West Marine website, as the parties shall mutually determine. West Marine shall have the right to develop or approve, at its sole discretion, the Website including, without limitation, the design, content, functionality, and its "Look and Feel" (defined as the distinctive and particular elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention [including the digital implementations thereof] of a party's website, the associated online framing areas surrounding the content thereon, and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements). West Marine and DWM, as applicable, will each provide links to Website from pages from their respective websites to be mutually agreed upon. The promotional efforts of West Marine and DWM are set forth in Section 9 below.

         B. In addition, DWM offers embroidery of certain designs for a fee to customers. DWM agrees that the sale of the West Marine Brand Apparel with requests for such embroidery services which are fulfilled by and delivered to a customer, directly by DWM through any DWM channels of distribution (the "DWM Direct Orders") will generate "Net Revenue" for West Marine and will be calculated, paid and reported to West Marine in the time and manner specified in
Section 8 below. West Marine may elect to offer the West Marine Brand Apparel and other products supplied by DWM for sale directly on the West Marine websites or in the West Marine shipping cart, and Dickie Walker shall have not right to any revenue generated from such sales with the exception of any embroidery, shipping or distribution fees

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


that may be incurred by West Marine for services performed by DWM in the process of fulfilling the orders. Any DWM Direct Orders fulfilled by DWM on behalf of West Marine are subject to the current standard embroidery, shipping and fulfillment fees that Dickie Walker would charge West Marine for sales made from its own website and such charges will be deducted directly from the Net Revenue to be paid to West Marine at the time specified in Section 8 below. Any increase in such charges during the Term shall require West Marine's prior written consent.

8.       Revenue and Reporting:

         A. For purposes of this Agreement the "Net Revenue" to be paid by DWM to West Marine shall mean the actual order retail price for the DWM Direct Orders of the West Marine Brand Apparel sold to customers and fulfilled directly by DWM less only returns and the standard embroidery and fulfillment fees charged by DWM to West Marine.


         B. Such Net Revenue shall be due and payable within thirty (30) days following the end of each calendar month to West Marine (or credited on account, as West Marine shall determine), unless otherwise specified in a written program statement provided by DWM and agreed to in writing by West Marine management. Along with such payment or credit to West Marine, DWM will provide a summary report to document the calculation of net revenue. Upon request, DWM shall provide a quarterly report showing, in detail, the calculation of the Net Revenue including dates, customer names, ship to addresses, units sold, price, gross retail sales dollars, product type, taxes, shipping and handling charges, refunds, and embroidery fees and fulfillment charges deducted.


         C. For the Term of this Agreement and for a period of five (5) years thereafter, DWM agrees to maintain sufficient books, records and accounts regarding the sales activity contemplated under this Agreement, in order to allow West Marine to calculate and confirm compliance with any and all obligations hereunder, including payment obligations of the Net Revenue. West Marine shall have the right to inspect, audit and copy, at its own expense, the books and records of DWM upon notice of not less than 30 days. If a deficiency in payment of Net Revenue of more than five percent (5%) is discovered by such audit, then DWM shall be responsible for all audit costs incurred by West Marine.

9. Promotion: DWM may supply promotional ideas to maximize sales of the West Marine Brand Apparel. This includes advice on placement and display of product, ad slicks, ad themes and other promotional ideas, provided that West Marine shall be under no obligation to use all or any portion of such promotional ideas. It being understood that all marketing efforts, if any, shall be at West Marine's sole discretion and determination.

10. Pricing of Product: All prices, both wholesale and suggested retail, will be reviewed and approved by West Marine prior to the ordering and sale of any West Marine Brand Apparel. DWM will use its best efforts to negotiate and obtain advantageous prices for West Marine. Moreover, DWM shall not adjust any wholesale or retail pricing of the West Marine Brand Apparel without West Marine's prior written consent.

11.      Payment Terms.

         A. The West Marine Brand Apparel will be manufactured inside and outside of the United States and subject to the following:

                  (i) For West Marine Brand Apparel manufactured outside of the United States (the "Overseas Apparel"), West Marine will provide DWM with a transferable or standby letter of credit upon request by DWM for either a portion or all of the product manufactured outside of the United States. The

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

letter of credit for the first Purchase Order issued by West Marine for Overseas Apparel is attached hereto as Exhibit "B" and incorporated herein by this reference. Any additional Purchase Orders for Overseas Apparel will require additional Purchase Orders and letters of credit in the same form. Such letter of credit is payable in accordance with the terms specified therein on the date of the Overseas Apparel exits file country of origin, for all such Overseas Apparel which is contained on the Purchase Order issued by West Marine, attached to the letter of credit and imported into the United States for sale to West Marine. For product manufactured outside of the United States for which a letter of credit has not been issued, DWM will deliver to West Marine an invoice describing the products and including the name of each product, its identifying numbers, the place where such product was delivered and the agreed price of each such product. West Marine will pay any undisputed invoices within forty-five
(45) days from the later of receipt of invoice or receipt of goods at the DWM distribution centers.

                  (ii) For the West Marine Brand Apparel for which West Marine has issued a Purchase Order or Assortment Approval letter and that is as a result, manufactured within the United States and delivered to and received in DWM's distribution center (the "Domestic Apparel"), DWM will deliver to West Marine an invoice describing the products and including the name of each product, its identifying numbers, the place where such product was delivered and the agreed price of each such product. West Marine will pay any undisputed invoices within forty-five (45) days from the later of receipt of invoice or receipt of goods at the DWM distribution centers.


12.      Confidential Information/Licenses/Ownership:

         A. Confidential Information.

                  (i) Each party acknowledges that, in the course of business development for the other and in performing its respective duties under this Agreement, it may obtain certain information owned by the disclosing party ("Discloser") which the Discloser considers to be confidential (such information shall be deemed to be "Confidential Information"). The term Confidential Information includes all specifications, drawings, sketches, models, samples, forecasted and current data, computer program or documentation or other technical, business or marketing information, business strategies, financial data, unannounced product information and/or designs, individual employee compensation or benefits information; sales information, such as comparisons, pricing practices and markups on merchandise; Trademarks; trade secrets, software, inventions, proprietary information, other intellectual property, data, graphs, graphics, pictures, diagrams, methodologies, techniques, ideas, concepts, know-how, illustrations, pictures promotional plans and advertising; shortage figures and methods of loss prevention; sourcing; product lines, product ideas; price lists, customer lists, the identity of vendors and the products they supply to Discloser lists of dealers, customer and/or prospective dealers and customers; any proposals made to or received by from prospective dealers and/or customers; all materials, including, but not limited to documents, drawings, samples, sketches, designs, software programs and information related to any color palette or color standards, furnished to Recipient by Discloser or any of Discloser's vendors, agents or representatives; all communications between Discloser and Recipient, and between Discloser's vendors and Recipient where Recipient is communicating for, on behalf of, or in connection with the business of Discloser; and any other information designated from time to time by Discloser as confidential, or any information which Recipient should reasonably believe to be confidential. Confidential Information shall not include any material, data or information that is: (a) publicly available or later becomes publicly available other than through a breach of this Agreement; (b) known to Recipient prior to such disclosure or is independently developed by Recipient subsequent to such disclosure; or (c) subsequently lawfully obtained by Recipient from a third party without obligations of confidentiality. If Recipient becomes aware of any unauthorized use or disclosure of the Confidential Information, Recipient shall promptly and fully notify Discloser of all facts known to Recipient concerning such unauthorized use or disclosure of the Confidential Information. If Recipient is requested or required by a governmental or regulatory entity to disclose any of the Confidential Information, as soon as possible after becoming aware of such requirement and prior to disclosing Confidential Information pursuant

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


thereto, if legally permitted based solely on the reasonable legal judgment of Recipient's counsel, Recipient shall so notify Discloser in writing and, if possible, Recipient shall provide Discloser notice not less than five (5) business days prior to the required disclosure.

                  (ii) Recipient acknowledges that any transmission of Confidential Information shall not create any ownership right in such Confidential Information in the Recipient and Recipient agrees that it shall not, directly or indirectly, disclose any Confidential Information to any other party, corporation, affiliate, subsidiary, organization or person of any kind without the prior express written consent of the Discloser, except that Recipient may disclose such Confidential Information to its employees or consultants as may be reasonably necessary for purposes of performing its duties.

                  (iii) Recipient shall use such Confidential Information solely and exclusively for the purposes set forth in this Agreement, shall hold the Confidential Information in confidence during the Term of this Agreement and at all times thereafter and shall advise its employees and consultants of the proprietary nature of the Information and direct them to keep such Information confidential. Upon termination of Agreement, all Confidential Information (including all copies thereof) shall, upon request of Discloser, be promptly returned or destroyed, at the option of the Discloser and Recipient shall certify in writing to Discloser of such disposition upon written request.

         B. Ownership. Recipient acknowledges and agrees that Discloser owns all right, title and interest in and to its Confidential Information prior to and/or during the Term of this Agreement. In this regard, West Marine agrees that all designs for the West Marine Brand Apparel and accessories that DWM provides to West Marine shall be owned by DWM (except that West Marine shall be the sole and exclusive owner of the West Marine Trademarks therein). In this regard, it is agreed that DWM is free to manufacture, market, produce, sell and distribute (for its own account and without accounting to the other party) apparel of such design under DWM's own or other trade names, during or after the termination of this Agreement, provided that DWM shall not, directly or indirectly, manufacture, market, produce or distribute such design to any other marine supply company without West Marine's prior written consent. DWM shall retain ownership of all fixtures it provides to West Marine for displaying said apparel and accessories, except that upon termination of this Agreement, West Marine shall have the right to purchase such fixtures from DWM at a mutually agreed upon price, not to exceed the then fair market value.

         C. Licenses. Subject to the terms and conditions of this Agreement, Discloser grants to Recipient and non-exclusive, non-transferable, limited license, without the right to sublicense, to use, reproduce, publicly perform, distribute and display the Discloser's Trademarks solely in the form and manner approved by the Discloser and solely during the Term for the specific and limited purposes set forth in this Agreement. This license will terminate upon termination of this Agreement for any reasons.

13. Intent and Measurements. It is the intention of both parties to form a mutually beneficial relationship to improve West Marine's total sales, gross margins and inventory; in the West Marine casual apparel department, over the
Term of this Agreement to the mutual satisfaction of the parties. *     *

         A. The Measurement Goal for the initial term is as follows: DWM is to be the primary source of West Marine Brand Apparel to be supplied to West
Marine. The gross margin goal is *     * with department retail sales goal of
approximately *      *. Both parties will use reasonable commercial efforts to
reach this goal. The parties will review sales performance no less than one hundred eighty days (180) prior to the end of each anniversary date of the Effective Date to determine if this Measurement Goal is anticipated to be met (the "Projected Goal Date") and again no less than thirty (30) days prior to the expiration of each one (1) year anniversary date of such Effective Date (the "Actual Goal Date").

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         B. The Measurement Goal for each Renewal Term shall be mutually determined by the parties as follows: DWM and West Marine will create
merchandise and sales plans no less than *     * prior to each seasons before
purchase commitments are made, to include mutually agreed upon target gross margin, inventory levels, inventory turn and sales projections, using their best efforts to improve West Marine's total sales and profit in the apparel department ("Measurement Goal Standard"). The parties will also determine within each such Renewal Term whether the Projected Goal and Actual Goal have been met by the Projected Goal and Actual Goal Dates, respectively.

14.      Termination:

         A. Either party may terminate this Agreement any time after initial term or any then current Renewal Term by delivering notice of such termination to the other party at least 30 days prior to expiration of such Term.

         B. Moreover, either party may terminate this Agreement in the event the Measurement Goal is not anticipated to be met by the Projected Goal Date or actually met by the Actual Goal Date during the initial term or any Renewal Term, termination effective upon such applicable Date.

         C. A party may terminate this Agreement at any time that the other party material breaches this Agreement and fails to cure it within ten (10) calendar days after written notice of the breach is given. Such termination shall be effective upon the expiration of such cure period. Any non-cancelable purchase orders or Assortment Approval Letters previously issued by West Marine for product not yet delivered by DWM will still be in effect after the termination of this agreement.

         D. A party may terminate this Agreement upon the institution of bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against the other party under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United States or any state thereof, if such proceedings have not dismissed or charged within thirty 30 calendar days after they are instituted; or the insolvency or malting of an assignment for the benefit of creditors or the admittance by such party of any involuntary debts as they mature or the institution of any reorganization arrangement or other readjustment of debt plan of such party not involving the United States Bankruptcy Code; or any corporate action taken by the Board of Directors of such party in furtherance of any of the above actions; and/or appointment of a receiver for all or substantially all of such party's assets or any corporate action taken by the Board of Directors of such party in furtherance of the above action.

         E. Upon termination of this Agreement for any reason DWM shall immediately deliver to West Marine all West Marine Brand Apparel and all other property of West Marine in the possession of DWM or subject to DWM's control or direction. No such termination shall relieve a party of the obligation to make the payments described in this Agreement which arose prior to the effect date of such termination (and any other rights as by their nature must survive termination), provided, however, than DWM shall not commence manufacture of any West Marine Brand Apparel contained in a Purchase Order or Assortment Approval Letter previously placed by West Marine unless otherwise directed in writing by West Marine and shall use best efforts to sell any West Marine Brand Apparel not containing the West Marine Trademark to other customers to mitigate any damages otherwise payable by West Marine. Any non-cancelable purchase orders or Assortment Approval Letters previously issued by West Marine to DWM for product where manufacturing has commenced will still be in effect after the termination of this agreement.

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15.      Time is of the Essence: Time is of the essence in order for the parties to achieve their goal of developing the West Marine Brand Apparel, accessories and related gift items which will increase the sales and profitability of West Marine's casual apparel and related products department. Both parties agree to use their reasonable commercial efforts to cooperate with each other to accomplish the terms of this Agreement.

16.      Governing Law and Equitable Relief:

         A. This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof. Both parties consent to jurisdiction in California and further agree that any cause of action arising out of or relating to this Agreement may be brought in a court in Santa Cruz County, California. Should any litigation or arbitration (upon mutual agreement of the parties) be commenced by any party concerning any provision of this Agreement or the rights and duties of any party, the prevailing party in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to reasonable attorneys' fees and expenses.

17. No Assignment. Neither party can assign this Agreement or any interest herein without express prior written consent of the other party, except that West Marine may assign this Agreement to any affiliate.

18. Severability. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

19. Notices. Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services, subject to the right of either party to change its address by written notice.

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         If to West Marine:

         West Marine Products, Inc.
         500 Westridge Drive
         Watsonville, CA 95076
         (or current business address)
         Attention: Ken Corwin, Sr. VP & General Merchandise Manager

         If to DWM:

         Dickie Walker Marine, Inc.
         470 Nautilus Street, Suite 312
         La Jolla, CA 92037
         (or current business address)
         Attention: Jerry Montiel, CEO

20. No Implied Waiver. Either party's failure to insist in any one or more instances upon strict performance by the other party of any of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

21. Headings. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or Intent.

22. Entire Agreement/Modification. This Agreement sets forth the entire agreement between the parties and supercedes any and all prior written and/or oral agreements and representations and any and all contemporaneous oral agreement with respect to the subject matter hereof. No modification, alteration or amendment of this Agreement shall be valid or binding unless in writing and signed by each of the parties.

23. Partly Bound. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, executors, administrators, affiliates, licensees, successors, assigns, representatives and agents.

24. Counterparts. This Agreement may be executed in counterparts, all of which when taken together, shall constitute one and the same instrument. This Agreement shall be considered fully executed when each party delivers to the others a facsimile counterpart of this Agreement signed by each party, followed by a delivery of a manually subscribed counterpart of this Agreement to the other party by mail, personal delivery or delivery by Federal Express or other internationally recognized delivery service.

25. Press Releases. DWM shall not make any public press release regarding time existence or content of this Agreement without West Marine's prior, written approval. West Marine agrees to allow DWM to disclose some or all of the terms of the agreement when required for financial documents or filings.

26. Independent Contractor. DWM is an independent contractor and not an agent, employee or subsidiary of West Marine, and will not hold itself out as, or give any person reason to believe that it is,

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an agent, employee or subsidiary of DWM. As an independent contractor, West
Marine agrees to indemnify and hold DWM harmless from and against any and all claims, liabilities, and damages arising out of breach of this provision by, or otherwise attributable to any act or omission of, West Marine, its agents, or employees.

27. Survival. The terms of Sections 2, 4, 8, 12, 16, 19, 20, 23 and 25 shall survive any termination or expiration of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date first above written.


WEST MARINE PRODUCTS, INC.                      DICKIE WALKER MARINE, INC.


/s/ Ken Corwin                                  /s/ Julie Sargent Knudsen
--------------------------------                --------------------------------
By: Ken Corwin, Senior V.P.                     Julie Sargent Knudsen, President

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


                                    EXHIBIT A
                                     TO THE
                          STRATEGIC ALLIANCE AGREEMENT


                          WEST MARINE VENDOR AGREEMENT

                          STANDARD TERMS AND CONDITIONS









                          EFFECTIVE ON OCTOBER 1, 1997

                      REVISION 4: EFFECTIVE AUGUST 15, 2000

                          WEST MARINE VENDOR AGREEMENT
                      REVISION 4: EFFECTIVE AUGUST 1, 2000

INDEX                                                                    PAGE NUMBER
-----                                                                    -----------

1.0      WEST MARINE ADDRESS LIST                                            4
         1.0.1    West Marine Merchandising Contact List                     5

2.0      GENERAL INFORMATION                                                 5
         2.1      Standard Policies                                          5
         2.2      Warranties                                                 5
         2.3      Indemnification                                            6-7
         2.4      Insurance Certificate                                      6
         2.5      Disclosure Information                                     8
         2.6      Gifts and Entertainment                                    8
         2.7      New Store Support                                          8
         2.8      Store Remodel and New Product Support                      9

3.0      PURCHASE ORDER REQUIREMENTS                                         9
         3.0.1    Standards                                                  9
         3.1      Acceptance                                                 9
         3.2      Notification                                               9
         3.3      Delivery Date                                              9
         3.4      New Product Delivery Date                                  10
         3.5      Backorders                                                 10
         3.55     Expediting and Tracking                                    10
         3.6      Ship-to Location                                           10

4.0      SPECIAL ORDERS AND DROP SHIPMENTS                                   10
         4.0.1    Fulfillment Standards                                      11

5.0      PRICING AND PRODUCT INFORMATION REQUIREMENTS                        11
         5.0.1    Pricing Standards                                          11
         5.3      Prize Protection                                           11
         5.4      Hazardous Product                                          11-12
         5.5      Visual Merchandising                                       13
         5.6      New Products and Consumer Packaging Changes                13
         5.8      Point of Purchase Displays and Signage (POP)               13

INDEX                                                                    PAGE NUMBER
-----                                                                    -----------

6.0      BARCODE LABELS                                                      13
         6.0.1    West Marine Barcode Standards                              13
         6.1      Code Management                                            14
         6.3      U.P.C. Specifications                                      14

7.0      ACCOUNTS PAYABLE STANDARDS                                          14
         7.0.1    Terms for Payment                                          14
         7.1      Payment                                                    15
         7.2      Credit Memos                                               15
         7.3      Shipment Discrepancies                                     15
         7.4      Open Balances                                              16
         7.5      Invoices                                                   16

8.0      PRODUCT RETURN POLICY                                               16
         8.0.1    Standards                                                  16
         8.1      Options to Handle Product Returns                          17
         8.3      Credit                                                     17
         8.35     Return to Vendor Specific                                  18
         8.4      Product Return Codes                                       18
         8.5      Defective Merchandise from Acquired Product Lines          18
         8.6      Vendor Warranty Policy                                     18

10.0     TRANSPORTATION SERVICES                                             19
         10.0.1   Transportation Standards                                   19
         10.1     Transportation Freight Terms                               19
         10.2     Transportation Routing and Mode Selection                  19
         10.3     Freight Presentation                                       19
         10.4     Shipping Hazards                                           20
         10.5     Bill of Lading Preparation                                 20
         10.6     Master Bill of Lading                                      20
         10.7     Import Transportation                                      20

INDEX                                                                    PAGE NUMBER
-----                                                                    -----------

11.0     DISTRIBUTION SERVICE CENTER                                         21
         11.0.1   Standards                                                  21
         11.1     Marking                                                    21
         11.2     Packing                                                    22
         11.3     Packing List                                               22
         11.4     Master Carton Size and Quality                             23
         11.5     Pallet Size, Construction, and Wrapping                    23
         11.6     Appointments for Inbound Goods                             23

12.0     SPECIAL HANDLING CHARGES SUMMARY                                    24

12.5     WEB SITES AND LINKS                                                 24
         12.5.1   Links to & from the West Marine and Port Supply Sites      25
         12.5.2   Lists of Dealers in Vendor Web Sites                       25
         12.5.3   Selling Products Directly On-Line                          25
         12.5.4   Providing Product Information On-Line                      25

13.0     ADDITIONAL PROVISIONS                                               25
         13.0.1   Modification                                               25
         13.0.2   Binding on Heirs                                           26
         13.0.3   Rules of Construction                                      26
         13.0.4   No Joint Venture                                           26
         13.0.5   Integration                                                26
         13.0.6   Gender                                                     26
         13.0.7   Time                                                       26
         13.0.8   Joint and Several Liability                                26
         13.0.9   Counterparts                                               26
         13.0.10  Limitation on Authority                                    27
         13.0.11  Assignment                                                 27
         13.0.12  Compliance with Law                                        27

15.0     VENDOR CONTACT SHEET                                                29

16.0     NEW VENDOR INFORMATION                                              30
         16.1     New Product Worksheet                                      30
         16.2     Vendor Set-up Form                                         31
         16.3     W-9 IRS (reference)                                        32

17.0     AGREEMENT SIGNATURES                                                32

1.0 WEST MARINE CONTACTS, ADDRESSES, TELEPHONE AND FAX NUMBERS
         *                   *


OUTSIDE AGENCIES
U.S. Dot Hotline                                                  (800) 467-4922
Uniform Code Council                                              (937) 435-3870
California's Office of Environmental Health Hazard Assessment     (916) 445-6900

1.01 WEST MARINE MERCHANDISING CONTACTS

         *                   *

2.0 GENERAL INFORMATION

This agreement made as of the date specified below, by and between "West Marine", as defined below, and the undersigned Vendor. For good and valuable consideration and the mutual covenants herein contained, West Marine and the undersigned Vendor agrees as follows:

2.1 STANDARD POLICES

The standards in this agreement became effective October 1, 1997 and shall remain in effect until superseded in writing by West Marine. Revision 4 changes become effective on August 1, 2000. For purposes of this agreement, "West Marine" shall mean and include: West Marine, Inc., West Marine Products, Inc., West Marine Puerto Rico, Inc., E&B Marine, Inc., E&B Discount Marine, Goldbergs' Marine Distributors, Inc., James Bliss & Co., Inc. or any other trade name used by any of the foregoing, or any parent company, subsidiary successor, assign, or other affiliate of the foregoing. The open term of this agreement does not apply to effective dates for pricing. Vendor agrees to execute this agreement and return the same to West Marine with thirty (30) days of receipt. Failure to return this agreement within the specified time period will prevent West Marine from carrying and marketing Vendor's products. By signing this agreement, the Vendor agrees to adhere to the terms stated. Exceptions to this agreement must be communicated to West Marine, and agreed to in writing by West Marine and the Vendor, 30 days prior to any change becoming effective.

2.2 WARRANTIES

West Marine owes it to our customers to provide defect-free products that meet acceptable quality standards. Therefore, Vendors warrant that all merchandise delivered shall be: free from defects in workmanship, conform to applicable samples or other descriptions furnished by the Vendor and/or agreed to by West Marine (whichever standards result in a higher quality), are merchantable (as defined in the applicable version of the Uniform Commercial Code), are fit and appropriate for the purpose such merchandise was designed for and for reasonable and foreseeable misuses of the merchandise, and comply with Vendor's published specifications in effect as of the effective date of this agreement, (unless superseded by new specifications agreed to by the Vendor and West Marine, in writing). Vendor further represents and warrants, in addition to all warranties implied by law, that each item of merchandise ordered by West Marine, together with all labeling and packaging furnished by Vendor, shall conform in all respects with all applicable federal, state and local laws and regulations, including but not limited to, applicable laws and regulations related to protection of the environment, safety, health, labeling and flammability. Vendor agrees to take all action necessary to extend to West Marine and it's customers product-specific warranty and time frame specified by, or granted to, the Vendor, together with service warranties and guarantees, if any.

2.3 INDEMNIFICATION

West Marine requires an Indemnification Agreement ("Indemnification Agreement). Vendor agrees to sign and return the Indemnification agreement (attached hereto and incorporated herein by this reference):

                             Insurance Data Services
                                 151 N. Lyon Ave
                              Hemet, CA 92543-3831

Failure to submit the Indemnification Agreement by the deadline will prevent West Marine from carrying and marketing Vendor's products.

2.4 INSURANCE CERTIFICATE

West Marine requires that Vendor provide a certificate of insurance ("Insurance Certificate") naming West Marine and all other entities identified in section
2.1 as additional insured. The policy should be submitted within 30 days to:

                             Insurance Data Services
                                 151 N. Lyon Ave
                              Hemet, CA 92543-3831

Vendor agrees to provide updated Insurance Certificates on an annual basis.

                        VENDOR INDEMNIFICATION AGREEMENT

THIS AGREEMENT made as of the date hereof, by and between WEST MARINE, INC. ("West Marine") and the undersigned ("Vendor").

IN CONSIDERATION of the mutual promises contained herein and for other good and valuable consideration Vendor hereby agrees as follows:

         1. Vendor agrees to indemnify, defend (with attorneys reasonably acceptable to WEST [as hereinafter defined]), and hold West Marine and its subsidiaries, parents, and affiliates, and their respective associates, employees, directors, officers, agents, and contractors (collectively "WEST") from any and all liabilities, damages, judgments, awards, settlements, costs, expenses, and attorney's fees (collectively, "Claims") brought against WEST (including, without limitation, claims for personal injury or property damage) that arise from, or relate in any way to, (i) the sale, exchange or service by WEST of any product manufactured or distributed by Vendor, which product is defective or otherwise deficient in any respect in its manufacture, design, construction, distribution, assembly or otherwise; and/or (ii) any negligent act or omission of Vendor or its employees, agents, or contractors; and/or (iii) Vendor's failure to supply merchandise that conforms, in all respects to, and/or to observe or comply with, all applicable federal, state and local laws, orders, regulations, rules, ordinances, rulings and/or directives including, but not limited to, applicable environmental, safety, health, labeling and flammability laws; and/or (iv) Vendor's breach of any express or implied warranties or representations made to West Marine.
THE FOREGOING INDEMNITY SHALL NOT EXTEND TO OR INCLUDE ANY CLAIMS TO THE EXTENT CAUSED SOLELY BY THE NEGLIGENT OR WILLFUL AFFIRMATIVE ACTS OF WEST.


         2. West Marine shall give written notice to Vendor at the address specified below of any act or occurrence involving a Claim, as soon as reasonably practicable after the occurrence of such claim shall have come to West Marine's knowledge, provided that failure to give such notice shall not relieve Vendor of its obligations hereunder, except to the extent of any prejudice incurred by Vendor as a result of such delay. If an action or other proceeding is brought or filed with respect to a claim, West Marine agrees to cooperate with Vendor in the defense of such claims.

         3. Vendor agrees to maintain insurance that provides product liability, completed products, and contractual liability coverage, in the amount of $2,000,000 per occurrence and in the aggregate for bodily injury and property damage, with WEST named as ADDITIONAL INSURED. Upon WEST's request, Vendor shall promptly furnish written evidence of such coverage.

         4. This Agreement may be modified or amended only by mutual written consent of the parties with specific reference to this Agreement, and shall not be deemed amended by any other writing, including purchase orders, shipping manifests, invoices and the like. Failure of West Marine to enforce any of the provisions in this Agreement shall in no way be construed to be waiver of such provisions.

         5. In the event that any provision, or portion thereof, of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, such provision shall be deemed to be severed from this Agreement and this Agreement shall continue in full force and effect.

         6. If West Marine files an action to enforce this Agreement, the prevailing party shall be entitled to recover all of its attorneys' fees and costs incurred in such action.

WEST MARINE                                      VENDOR____________________________________
500 Westridge Drive                              Address___________________________________
Watsonville, CA 95076                            __________________________________________
Signed:_________________________ Dated:________  Signed:____________________ Dated:________
Title:                                           Title:

2.5 DISCLOSURE INFORMATION

Vendor and West Marine jointly agree to keep confidential all designs, process drawings, specifications, reports, data, and any other technical or proprietary information and the features of all materials furnished or disclosed to, or developed together in the course of this agreement. Vendor acknowledges that West Marine derives substantial economic benefit from proprietary information not being generally known and that such proprietary information is subject to reasonable efforts by West Marine to preserve its secrecy. Vendor agrees that any proprietary information received or learned by Vendor during the term will be received, preserved and protected as confidential, will not be disclosed by Vendor to any third persons without prior written consent of West Marine, and will not be used by Vendor in any manner reasonably calculated to deprive West Marine of the benefits of the propriety information. Unless otherwise agreed to in writing, both the Vendor and West Marine shall use such information provided, or authorized, only in the performance of this agreement. Upon completion or termination of this agreement, both the Vendor and West Marine agree to return all written materials and any other information furnished, which is still in the possession of such party. If requested by a party in writing, the other party shall be required to furnish a sworn statement that no such information remains in such party's possession.

2.6 GIFTS AND ENTERTAINMENT

West Marine has a policy to ensure consistent handling of gifts and entertainment in an effort to avoid conflicts of interest. West Marine requests that Vendor abide by the following guidelines:

Gifts, defined as tangible items, can only be accepted with the understanding that they will be shared or distributed within West Marine. Personalized gifts can be accepted only if the value is under $50.00. Personalized gifts, samples or products that West Marine carries cannot be accepted even if the value is less than $50.00. Anything outside of this must be approved by an officer of West Marine.

Entertainment, defined as meals, sporting events, trips, etc., can only be accepted if the entertainment is an integral part of conducting business. If the entertainment is offered for pleasure only, West Marine's policy is to pay fair market value, or with the Vendor's permission to offer it as an incentive, award, reward, or contest prize.

2.7 NEW STORE SUPPORT

West Marine is committed to continued growth through the opening of new stores. West Marine's new stores offer Vendor a unique, one-time opportunity to increase sales and profits by Introducing its goods into new markets. WEST MARINE REQUESTS VENDOR TO SUPPORT THIS GROWTH, AND REQUIRES THAT VENDOR OFFERS A CREDIT OF 10% OF THE COST OF WEST MARINE'S INITIAL NEW STORE STOCKING INVENTORY OF VENDOR'S PRODUCTS, WITH A MINIMUM PARTICIPATION LEVEL OF $50.00 PER STORE. Vendor hereby specifically authorizes West Marine to credit such amount against any amounts due to Vendor. This program is invoiced on a quarterly basis.

2.8 STORE REMODEL AND NEW PRODUCT SUPPORT

West Marine frequently expands distribution of a Vendor's product line throughout the chain. This occurs when store remodels expand assortments or when new products are rolled out to existing stores. WEST MARINE REQUESTS THAT VENDOR SUPPORTS THE INCREASED DISTRIBUTION OF VENDOR'S PRODUCTS. ACCORDINGLY VENDOR AGREES TO ALLOW A CREDIT OF 10% OF THE COST VALUE OF THE NEW PRODUCT ($50 MINIMUM PER EVENT). Vendor hereby specifically authorizes West Marine to credit such amount against any amount due to Vendor. West Marine will provide a listing of SKUs added and store locations where the inventory level changes take place.

3.0 PURCHASE ORDER REQUIREMENTS

3.0.1 STANDARDS

All goods and services purchased by West Marine require a Purchase Order. All invoices, packages, shipping notices, and other written documents pertaining to the Purchase Order shall contain or make reference to the Purchase Order Number.

3.1 ACCEPTANCE

Unless otherwise expressly provided on the Purchase Order, the Standard Vendor Agreement contains the entire terms and conditions of the contract between the Vendor named and West Marine regarding purchase of products, parts, materials and services. No additional terms or modifications proposed by the Vendor in any acknowledgment, sales order, or other form of communication shall be binding on West Marine, unless specifically authorized by West Marine in writing. The price that appears on the Purchase Order is the price West Marine will pay when invoiced, subject to any reductions due to offsets, credits, fees or other reductions contemplated by this Agreement. Vendor shall be bound by this Purchase Order and its terms and conditions upon the earliest of: a) the date Vendor acknowledges the Purchase Order or b) the first date any of the product on the Purchase Order is shipped to West Marine or its customer.

3.2 NOTIFICATION

All West Marine Purchase Orders will be faxed directly to the Vendor when possible. Orders placed by phone will be confirmed with hard copies, if requested by the Vendor. IT IS THE VENDOR'S RESPONSIBILITY TO PROVIDE THE WEST MARINE INVENTORY ANALYST WITH THE FOLLOWING INFORMATION, WITHIN 2 BUSINESS DAYS OF RECEIPT OF THE PURCHASE ORDER.

       1. CONFIRMATION OF RECEIPT OF ORDER
       2. CONFIRMATION OF EXPECTED DELIVERY DATE
       3. NOTIFICATION OF ANY EXPECTED BACKORDERS AND THEIR DELIVERY DATE(s)
       4. RESOLUTION DISCREPANCIES (TERMS, STANDARD PACK, ETC.)

3.3 DELIVERY DATE

West Marine Purchase Orders show the expected delivery date for product to land in its Distribution Support Centers (DSC). West Marine expects Vendor to ship so that the merchandise arrives at West Marine's DSC at the expected delivery date. West Marine reserves the right to refuse and return with no authorization required, and at the Vendor's expense, merchandise delivered after the delivery date on the Purchase Order.

3.5 BACKORDERS

West Marine requires notification of product on backorder within 2 business days of the receipt of a Purchase by the Vendor, Vendor agrees to make every effort to deliver the entire Purchase Order in one shipment. Vendor agrees to expedited shipping charges, to expedite delivery of all new and regularly stocked products that are out of stock due to late (past original delivery date) or incomplete shipment by Vendor.

3.55 EXPEDITING AND TRACKING

West Marine faxes to Vendor a Late Order Report on a weekly basis. Vendor's agrees to provide the West Marine Inventory Analyst Pro numbers and carrier for shipped product and to provide such analyst with the expected delivery date of any unshipped merchandise reflected in the Late Order report to West Marine's DSC.

3.6 SHIP-TO LOCATION

West Marine operates multiple stores and Distribution Service Centers and frequently receives mis-ship product sent to the wrong location. It is the Vendor's responsibility to carefully monitor the ship-to address specified on the Purchase Order to ensure that all product reaches the appropriate destination. As such, Vendor agrees to pay any additional freight charges incurred by West Marine in the event of a misdirected shipment. Vendor may also be allocated a share of costs incurred for concealed damage associated with mis-directed freight. Vendor hereby specifically authorizes West Marine to credit such costs against any amounts payable by West Marine to the Vendor.

4.0 SPECIAL ORDERS AND DROP SHIPMENTS

The Special Order Department exists to fulfill West Marine's commitment to customer satisfaction and represents another opportunity for Vendor product sales. Through West Marine's Special Order Department, Vendor can offer its complete line of products for sale through West Marine's stores, catalog, and wholesale divisions. Ordering accessories and replacement parts for Vendor's products results in increased sales and promotes brand loyalty. Vendor's support of the West Marine Special Order process is greatly appreciated by West Marine's customers.

THE FOLLOWING INFORMATION SHOULD BE PROVIDED FOR NON-STOCKED PRODUCTS:
Vendor's Part Number, Item Description, List Price (if one is published), Suggested Retail (if one is published), West Marine's Net Cost, Item Weight, UPC-A Code, Standard Master Carton Quantity, Country of Origin, and whether product is Hazardous.

The vital connection of special orders to customer service demands special consideration from Vendor. The following standards support West Marine's ability to manage and expand West Marine's Special Order business.

4.0.1 FULFILLMENT STANDARDS

       1. Special Order cash terms and prices should be the best price Vendor can offer on single product purchases.

       2. Vendor agrees to waive published minimums, unless conditions are agreed upon in writing by the Vendor and West Marine's Special Order Department.

       3. Vendor agrees to eliminate any restrictions on the number of drop ship locations unless conditions of drop shipments are agreed upon in writing by the Vendor and West Marine's Special Order Department.

       4. Vendor agrees to ship all RUSH Purchase Orders requesting air shipment within 24 hours following receipt of the order. Refer to the West Marine Transportation Routing Guide for proper carrier selection.

       5. West Marine agrees to adhere to Vendor lead time quoted for custom items.

       6. If product is not available, West Marine's Special Order Department is to be notified via fax at (831) 761-4911 within 24 hours of receipt of Purchase Order.

5.0 PRICING AND PRODUCT INFORMATION REQUIREMENTS

5.0.1 PRICING STANDARDS

In order to publish accurate pricing in West Marine's annual Master Catalog, West Marine must receive Vendor's pricing information for the following calendar year by SEPTEMBER 1ST of the current calendar year. The standard effective date for these prices will be January 1st of the following year and end on December 31st of that same year. If Vendor's Category Manager is not notified of an upcoming price change by AUGUST 1ST, Vendor agrees that the current cost in effect at that time will be maintained. Price reduction by the Vendor on any item at any time shall automatically and without written approval by Vendor's Category Manager be effective with respect to all shipments shipped after the date of the price decrease. The effect of any price decrease on West Marine's existing inventory will be determined in accordance with the provisions of
Section 5.3 (Price Protection).

5.3 PRICE PROTECTION

In the event that a price decrease warrants price protection, the Vendor agrees to reimburse West Marine for the amount of the decrease multiplied by the number of units owned by West Marine at the time of the decrease. West Marine will produce detailed inventory status reports on the day of the decrease, if requested in writing by the Vendor. Vendor hereby specifically authorizes West Marine to credit Price Protect dollars against any amounts due to Vendor, unless a credit memo is received within 30 days following the completion of the price protection.

5.4 HAZARDOUS PRODUCT

West Marine requires that Vendor provide Hazardous Materials information on all applicable products. Vendor agrees to package hazardous materials such that they meet any packaging regulations currently in effect, see below. Vendor will be notified in writing upon the first occurrence of a hazmat policy violation. Upon the second occurrence, actual costs incurred by West Marine to bring the product into regulatory compliance will be born by Vendor. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to

Vendor. The Hazardous Materials Regulations apply to any person offering a hazardous material for transportation in commerce. When West Marine ships case quantities of product from Vendor, West Marine is now acting as a shipper. If the product is sent to West Marine in violation of such regulation, there is a greater risk of West Marine violating requirements as well. These policies are meant to protect Vendor and West Marine from facing serious legal ramifications. Therefore, Vendor agrees to adhere to the following policies:

       1) A Material Safety Data Sheet (MSDS) shall be provided for each product requiring an MSDS by the Occupational Safety and Health Administration
          (OSHA).
              a) West Marine must receive MSDS information prior to the arrival of the first shipment to its Distribution Centers.
              b) Updated MSDS's shall be sent for existing products at the time of revision.

All MSDS's shall be sent to:

                              Hazardous Materials Manager
                              West Marine Products Inc.
                              860 Marine Drive
                              Rock Hill, SC 29730

       2) Each product shall be accompanied by a regulatory summary sheet containing the following information:
              a) Applicable Hazardous Materials information under the U.S.
                 Department of Transportation's (U.S. DOT) Regulations Title 49 Parts 170-181*, to include:

Proper shipping name
Hazard Class
United Nations Identification Number
Packing Group
Qualify for ORM-D Exception?
Vendor further agrees to provide West Marine ground and air transportation since some materials are only regulated when shipped by air. Even though Vendor may never ship by air, West Marine needs to be aware of all the regulations applicable to Vendor's products.
* For any questions please contact the U.S. DOT Hotline at 1-800-467-4922.

              b) Additional Federal/State/Local regulatory information applicable to Vendors product.

       3) Each product classified as a Hazardous Material by the Department of Transportation shall be packaged in accordance with all applicable regulations in Title 49 Parts 170-181 to include:
              a) Proper United Nations Specification packaging or "Strong Outer
                 Packagings" for ORM-D materials
              b) Proper Hazard Communication Labels (Subpart E, Section
                 172.400-Section 172.450)
              c) Proper Hazard Communication Markings (Subpart D, Section
                 172.300-Section 172.338)

5.5 VISUAL MERCHANDISING

West Marine is committed to the development and execution of quality visual merchandising standards in its stores. West Marine stores are supported with planograms and other methods of communication to assist with the execution of the visual standards at store level.

5.6 NEW PRODUCTS SAMPLES AND CONSUMER PACKAGING CHANGES

To facilitate the development of quality store displays, the Vendor agrees to provide West Marine, at no charge, product or package samples in the quantities necessary to complete the sets (empty packages are acceptable). Special arrangements may be made with the West Marine Category Manager when large or expensive products are Involved. Samples required may include both new and existing product that will comprise a set in a retail store. Vendor is required to notify the Category Manager of all changes to product packaging. A sample of the new package must be sent to the West Marine Category Manager prior to the product's entry into the West Marine supply chain.

5.8 POINT OF PURCHASE DISPLAYS AND SIGNAGE (POP)

The West Marine Category Manager and Visual Merchandising Department must approve Vendor's produced POP prior to installation in West Marine stores. Vendor acknowledges and agrees that West Marine's store managers have been specifically instructed to dispose of all POP that are delivered directly to the store, without instruction from West Marine.

6.0 BARCODE LABELS

West Marine utilizes radio frequency scanners at West Marine's Distribution Service Centers as well as barcode scanning at the point of sale in all West Marine retail stores. Therefore, Vendor agrees to ship West Marine only properly barcoded products.

6.0.1 WEST MARINE BARCODE STANDARDS

Vendor agrees to barcode each selling unit with one of the barcodes listed below:

o      U.P.C.-A (Universal Pricing Code)

o      EAN 8 or 13 (European Article Number)

o      ISBN (International Standard Book Number)

o UCC-128 (Uniform Code Council) Vendor may choose to barcode the West Marine SKU number on each selling unit using a UCC-128 barcode.

Vendor agrees to communicate the unit level barcode # with corresponding part # to West Marine's Merchandising Administration Department PRIOR to shipment. IF PROPER BARCODE OR BARCODE COMMUNICATION DOES NOT OCCUR, VENDOR AGREES TO A CHARGEBACK OF A $100 PROCESSING FEE PER PURCHASE ORDER PLUS A COST OF 25 CENTS PER UNIT. VENDOR HEREBY SPECIFICALLY AUTHORIZES WEST MARINE TO CREDIT SUCH CHARGES AGAINST ANY AMOUNTS DUE TO VENDOR.

6.1 CODE MANAGEMENT

The Uniform Code Council, Inc. is the central code management agency. This agency will assign only the manufacturer identification numbers in accordance with the U.P.C. rules. The agency will not assign the item numbers, nor will the agency be required to maintain a listing of the second 5 digit number assignments made by each manufacturer. Vendor will continue to assign, control and record its own 5-digit numbers within the U.P.C. configuration. Companies interested in obtaining their U.P.C. manufacturer identification number should apply directly to:

                  Uniform Code Council, Inc.
                  8163 Old Yankee Road, Suite J
                  Dayton, OH 45458
                  (937) 435-3870
                  www.uc-council.org

6.3 U.P.C. SPECIFICATIONS

Vendor agrees to follow the Uniform Council's "U.P.C. GUIDELINES MANUAL" and "U.P.C. SYMBOL LOCATION GUIDELINES MANUAL" when affixing barcode to the unit. These manuals can be obtained from:

                  Uniform Code Council, Inc.
                  8163 Old Yankee Road, Suite J
                  Dayton, OH 45458
                  (937) 435-3870
                  www.uc-council.org

7.0 ACCOUNTS PAYABLE STANDARDS

7.0.1 TERMS FOR PAYMENT

       1. Vendor agrees to the standard West Marine payment terms, which include a 2% discount to the face amount of the invoice id payment is issued within thirty (30) days after the later of the following events ("Trigger Date"): 1) The complete receipt into the correct West Marine location of all items and quantities covered by the invoice, or, 2) The receipt of the invoice covering all items and quantities received. If the invoice is not paid within thirty (30) days after the "Trigger Date," West Marine shall pay NET within 90 days after the "Trigger Date," subject to any offsets, credits, or other reductions contemplated by this agreement. Terms other than the West Marine standard can be negotiated by the Vendor with the West Marine Category Manager and will be binding on West Marine only if approved by West Marine in writing.

         2. Payment of a Vendor's invoice will not be made until all product listed on the invoice is delivered.

         3. If shipment was made to a West Marine Distribution Service Center or retail location, West Marine will pay only for items and quantities confirmed in writing as received.

         4. West Marine will not be required to pay from packing slips.

         5. If West Marine disputes any amounts set forth on Vendor's invoice, service charges on unpaid invoices held for discrepancies will not be paid until such dispute is resolved in Vendor's favor.

         6. Payment and freight terms as agreed upon in writing with West Marine must be indicated on each invoice.

         7. Specific terms for special shipments must be detailed on the invoice.

7.1 PAYMENT

West Marine will remit payment to Vendor by regular mail or electronic means,
(EDI). West Marine will pay invoices based on the Purchase Order price subject to adjustment to reflect price reductions, credits or offsets contemplated under applicable sections of this agreement. Payments will be deemed made on the date of the mailing or transmission, unless such check or payment is subsequently dishonored.

7.2 CREDIT MEMOS

In order to ensure proper application, Vendor will make reference to West Marine Purchase Order number, Invoice # or other such document number pertinent to the credit memo. Specific unit information should be supplied on each credit memo.

7.3 SHIPMENT DISCREPANCIES

West Marine will use reasonable efforts to communicate product shipment discrepancies in a timely manner in order to allow Vendor the time to research and resolve these situations. West Marine has implemented the following process to address these discrepancies:

o In the event of a product shipment shortage, West Marine will use reasonable efforts to notify Vendor within 7 working days of receipt. All shortages will be noted on the check stub.

o In the event of an over shipment, West Marine will use reasonable efforts to notify the Vendor within 7 working days of receipt of shipment. West Marine Accounts Payable Department will record the liability for the over shipment.

West Marine's Accounts Payable Department will extend every effort to ensure that invoices are paid to the mutual satisfaction of the Vendor and West Marine. There will be a $100 per shipment handling charge for over/shorts, plus a $50 for Hazardous Material clean-up when appropriate. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor.

7.4 OPEN BALANCES/MONTHLY STATEMENTS

Due to the high volume of West Marine's transactions, Vendor agrees to send monthly statements to West Marine's Accounts Payable Department regarding open invoices which will support West Marine's goal of on-time payment. West Marine reserves the right to clear open balances from an active Vendor's account on the next available invoice.

7.5 INVOICES

TO ENSURE PROPER AND EXPEDITIOUS PAYMENT, VENDOR AGREES TO PROVIDE THE FOLLOWING INFORMATION ON THE INVOICE:

       1.  Vendor Name

       2.  Vendor Number

       3.  Remit-to Address (if different) than business address

       4.  West Marine Purchase Order Number

       5.  Telephone number

       6.  Invoice Number

       7.  Invoice Date

       8. Part Number, Quantity Shipped, Unit of Measure (e.g., each, box, pair), Unit Cost, Extended Cost. Unit cost should be equal to net cost and should not include deductions for freight, and, or, CO-OP allowances or quantity or terms discounts.

       9. If the West Marine SKU is known by the Vendor, it should be included on the invoice.

       10. Indicate agreed upon payment terms.

       11. Deductions for allowances must be deducted from the invoice with a specific line item for each stating the reason for the deduction.

       12. When invoicing for freight, identify the name of the freight carrier, and freight carrier terms (e.g. F.O.B., prepaid, collect).

       13. Ship to Address

       14. Country of Origin by item

Do not send invoices to any Distribution Center, Store, Category Manager, Port Supply or any customer of West Marine. Send invoices to the following:

       Attention: Accounts Payable Department
       West Marine A/P Vendor #_____________________
       P.O. Box 50011
       Watsonville, CA. 95077-5011

8.0 PRODUCT RETURN POLICY

8.0.1 STANDARDS

Due to the high cost of handling product returns, West Marine has created, and Vendor acknowledges and agrees to, the following procedures to manage this process.

o All product under $50 unit cost will be destroyed in the field, and will not be returned to Vendor. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor.

o All chemicals, oils, washes, waxes and batteries will be destroyed in the field, and will not be returned. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor.

o All product over $50 cost must be handled by using ONE of the three methods described below. In the absence of a choice by the Vendor, Vendor acknowledges and agrees that West Marine will use Option 1: List and Destroy as the default.

8.1 OPTIONS: For items over $50 unit cost, please choose one of the following:

       1. LIST AND DESTROY: Regardless of cost, product will be listed for tracking purposes and destroyed in the field. West Marine will provide product listing showing units and cost to Vendor, Vendor agrees to reimburse West Marine for full cost value, based on current cost of the item, for said goods. If a credit memo has not been received within 30 days, Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor.

       2. RETURNED AND HELD: Product over $50 unit cost will be returned to either of West Marine's Distribution Centers and held for up to 30 days for Vendor's inspection, after which it will be destroyed. Vendor agrees to schedule a time with the returns warehouse for review of detective product. West Marine will provide a product listing showing units and cost to Vendor. Vendor agrees to reimburse West Marine for full cost value, based upon current cost of the item. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor.

       3. PRODUCT RETURNED TO VENDOR: Product over $50 unit cost will be returned to a designated. West Marine return warehouse and then be shipped freight collect - 3rd party billing to the Vendor's designated address. West Marine will consolidate inventory to maximize shipping and handling efficiency for West Marine and the Vendor. Vendor agrees to reimburse West Marine for full cost value, based on current cost of the item.

8.3 CREDIT

Vendor agrees not to send West Marine any repaired or other replacement merchandise, unless West Marine specifically asks for replacement or repair (e.g. customer-owned units out of warranty) in form of a Purchase Order. West Marine will not accept refurbished product in lieu of credit without a Purchase Order from the West Marine Category Manager. Vendor agrees that West Marine has the right to dispute any credit memo, or any particular item therein, submitted by Vendor, and in such event West Marine agrees to send a Vendor a written explanation detailing the reason(s) for such dispute. West Marine reserves the right to negotiate a flat credit rate in lieu of sending product back. Such rate shall be mutually agreed upon by the West Marine Category Manager and the Vendor representative based on a percent of purchases and the historic return rate.

8.35 RETURN TO VENDOR SPECIFICATIONS

To insure smooth operations with it's Vendor, West Marine has established guidelines regarding product West Marine returns to Vendor (RTV) for credit and the issuance of Return Authorizations (RA). West Marine will fax a RA form requesting the Vendor to respond within 5 business days with a RA. The RA form will include Vendor's part number, serial #, West Marine Sku, and Product Return Code. West Marine shall employ reasonable care when packing returned goods. West Marine cannot provide Proof of Purchase, original Purchase order number, Vendor invoice number, or original packaging.

8.4 PRODUCT RETURN CODES

West Marine will pay for freight on returned goods when the return is due to West Marine's error. In all other cases, freight will be shipped freight collect
- 3rd party billing. West Marine will use the return codes below as an explanation for why products are being returned, on West Marine's return documentation. Vendor agrees to provide West Marine with a full cost credit. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor.

o      Freight payment policy for each return code is listed below.

o Product Returns being shipped to Vendor will be batched and shipped by the most economical method possible.

RETURN CODE     REASON FOR RETURN                      FREIGHT POLICY
-------------   ------------------------------------   -----------------------------------------
Return Code A   Vendor Recall                          Shipped Freight Collect 3rd Party Billing
Return Code B   Incorrect product/qty sent by Vendor   Shipped Freight Collect 3rd Party Billing
Return Code C   Received in unsellable condition       Shipped Freight Collect 3rd Party Billing
Return Code D   Vendor buy back                        Freight Pre Paid by West Marine
Return Code E   Wrong Merchandise sent by Vendor       Shipped Freight Collect 3rd Party Billing
Return Code N   Overstock                              Freight Pre Paid by West Marine
Return Code O   Defective Product                      Shipped Freight Collect 3rd Party Billing
Return Code P   Repackage                              Freight Pre Paid by West Marine
Return Code Q   Non - Stock product                    Freight Pre Paid by West Marine
Return Code R   Product out of date                    Freight Pre Paid by West Marine

8.5 DEFECTIVE MERCHANDISE FROM ACQUIRED PRODUCT LINES

When a Vendor takes over a competitors' product line, where items are replaced one for one, and where West Marine continues to use the same SKU number, the new Vendor agrees to accept responsibility for defective merchandise from the prior Vendor. In these instances, the new Vendor agrees to credit West Marine at the current cost. Vendor hereby specifically authorizes West Marine to credit such amount against any amounts due to Vendor.

8.6 VENDOR WARRANTY POLICY

In an effort to ensure that West Marine has up to date information regarding the Vendor's warranty policies on file, West Marine requests that a complete copy of all warranty-related information be forwarded to the West Marine Vendor Relations department within 30 days. West Marine is committed to meeting Vendor's paperwork requirements prior to returning product to Vendor. If Vendor requires a Return Authorization (RA) Number or other documentation prior to shipping, these should be stated in Vendor's requirements and be included in the information forwarded to West Marine.

10.0 TRANSPORTATION SERVICES

10.0.1 STANDARDS

West Marine has a Transportation Services Department that will manage the transportation of goods from Vendor to West Marine's Distribution Service Centers. West Marine's goal is to move these goods in a cost-effective, timely, and disruption-free manner.

10.1 TRANSPORTATION FREIGHT TERMS

West Marine Transportation Services reviews all freight terms negotiated with each Vendor. Upon review West Marine may determine that alternate freight methods are more desirable. West Marine's preferred method in most situations is to have product shipped collect. Unless changed, Vendor agrees to continue to adhere to current agreed-upon freight terms.

If the Vendor is "Freight Collect," the following terms will apply. Vendor is expected to ship to all West Marine Distribution Service Centers "Freight Collect" utilizing the West Marine Transportation Routing Guide. Freight Collect terms state that West Marine pays freight charges and bears freight charges. Any deviation in shipping methods must be approved in writing by the West Marine Transportation Services Department prior to shipment.

10.2 TRANSPORTATION ROUTING AND MODE SELECTION

Vendor will ship Freight collect in accordance with the West Marine Transportation Routing Guide using the West Marine assigned carrier. Freight management is a major focus for West Marine, therefore utilizing agreed-upon carriers is critical. Failure by Vendor to adhere to routing and mode requirements will result in a charge of the dollar difference between Vendor's chosen transportation method and that of West Marine. Vendor specifically authorizes West Marine to credit such amounts against any payments due to Vendor.

To obtain a Vendor specific West Marine Routing Guide, Vendor must contact Transportation Services at (831) 761-4879. Vendor will be sent with a Routing Guide Verification Form along with a respective routing guide. Upon receipt, Vendor agrees to comply with all of the terms and conditions contained in the West Marine Routing Guide.

10.3 FREIGHT PRESENTATION

Vendor agrees to follow procedures to expedite processing. When shipping multiple Purchase Orders, pack all of one Purchase Order together, with SKUs for each Purchase Order kept together. Vendor should pack on pallets whenever possible to reduce handling time and expedite the shipment of products out to selling locations.

10.4 SHIPPING HAZARDS

Vendor agrees to conform to the carrier's requirements to withstand normal transportation hazards. Vendor agrees to package hazardous materials such that they meet any packaging regulations currently in effect. Hazards are to be marked with proper hazardous shipping labels and packaged separately. All liquids are to be palletized, shrink wrapped, and marked Fragile. See section
5.4 for more information on hazardous product.

10.5 BILL OF LADING PREPARATION

A Bill of Lading consigning a shipment to the proper West Marine location must contain the following information and be provided to the West Marine selected carrier for each shipment. This information will allow the carrier to make an appointment at a West Marine Distribution Service Center.

        1.  Vendor Name and address
        2.  West Marine Purchase Order Number
        3.  Number of pieces
        4.  Number of pallets
        5.  Number of floor loaded cartons
        6.  Total weight
        7.  Hazardous Materials documentation and UN#, if required
        8. For a delivery appointment call Hollister (831) 761-4243 or Rock Hill (803) 909-6118
        9.  Ship date
        10. West Marine destination address (store / Distribution Service
            Center)
        11. NMFC Classification #

Under no circumstances should the value of the purchased merchandise be shown on the Bill of Lading.

10.6 MASTER BILL OF LADING

All Purchase Orders being shipped to the same West Marine destination location on the same day must be consolidated under one master Bill of Lading. In an effort to reduce instances where this consolidation does not occur, West Marine will track and communicate these instances to the Vendor when this happens.

10.7 IMPORT TRANSPORTATION

If the Vendor originates a shipment from Canada, Mexico or off shore, proper import documentation is required. One set of the documents must be attached to the Bill of Lading in an envelope clearly marked "CUSTOMS DOCUMENTS ENCLOSED" and one set of documents should be sent directly to:

                                Import Department
                               500 Westridge Drive
                              Watsonville, CA 95076
                               Fax (831) 761-4177

These documents bearing the carriers pro # should also be faxed to the West Marine Import Coordinator. If there are any questions as to the import documents required or how to fill them out, contact West Marine Import Department. Port of entry must be determined by West Marine Transportation Services prior to landing. All product must be marked with Country of Origin if not manufactured in the USA.

11.0 DISTRIBUTION SERVICE CENTER

11.01.1 STANDARDS

Vendor agrees to comply with the following:

        1.  All products must be received against a West Marine Purchase Order.

        2. In order to improve efficiency at West Marine's Distribution Service Centers, West Marine requires Vendor to ship products in master carton quantities, whenever possible. If West Marine's orders support shipment in mutually agreed upon master carton quantities, Vendor agrees to adhere to this standard. Once established, a master carton quantity cannot be changed on subsequent orders or receipts.

        3. Vendor will not ship substitutions without prior approval by the West Marine Category Manager.

        4. Ship-to locations must be carefully monitored by the Vendor. West Marine reserves the right to refuse shipments destined for incorrect West Marine locations.

        5.  No cash collect or COD shipments will be accepted.

11.1 MARKING

Vendor agrees to adhere to the following marking requirements for all inbound goods and materials. The outside of each shipping carton or pallet must be marked with the following information:

        1.  Shipper's name and address

        2.  West Marine's name and Ship-To address

        3.  West Marine Purchase Order number

        4.  Product Description (optional, not preferred on high value product)

        5.  Mfg. Part Number

        6. The number of the box or pallet in the shipment ( i.e. 1 of 2, 2 of 2, etc.)

        7. All pallets must be marked with the total number of cartons contained in the pallet.

        8. All master cartons and inner packs must be clearly marked with the number of units inside.

If the above requirements are not met, a $100 handling charge will be assessed. Vendor hereby specifically authorizes West Marine to credit such charges against any amounts due to Vendor. Any exception to this policy must be approved by West Marine's Vice President of Merchandising, prior to shipment.

11.2 PACKING

Vendor agrees to adhere to the following packing requirements for all inbound goods and materials:

       1. Vendor will pack only one (1) SKU per master carton. No mixed SKUs in one box.

            ==> It is understood that products West Marine order in small quantifies, or that have no standard master pack quantity may need to be combined in shipping cartons to maximize efficiency. When this occurs West Marine expects the following:

                [ ] Same SKUs are bagged or boxed together or clearly separated from each other.

                [ ] If a carton contains multiple SKUs, the full quantity to each SKU is kept together.

                [ ] If a carton contains multiple SKUs, the carton must clearly state "mixed skus" on the outside.

       2.  Vendor will pack only one ( 1 ) Purchase Order per carton or box.
       3. Quantities of the same part number must be kept together for ease of quantity verification.
       4. Cartons for a single Purchase Order shall be placed on the same pallet, whenever possible.
       5. Individual shipping cartons must be packaged to meet UPC test strengths and shipping specifications.
       6. Hazardous materials must meet packaging rules currently in effect and be marked with proper hazardous shipping labels and packaged separately.

11.3 PACKING LIST

Vendor agrees to provide a packing list with each shipment against a West Marine Purchase Order Number. The packing list must be complete for all items in the shipment and must be clear, concise and easy to read. The packing list must be taped to a box or pallet in an obvious manner and must contain the following information:

       1.  West Marine Purchase Order Number
       2.  Vendor's full Name
       3.  Product Description and Country of Origin
       4.  The part number with which each product is actually marked
       5.  Specify if the product shipped an agreed upon substitution
       6.  Quantity of each item shipped

       7.  Quantity back ordered, Unit of measure, (e.g. case, each, pair)
       8.  The actual number of boxes/pallets shipped
       9.  The total weight of the shipment
       10. U.N. numbers and full descriptions of any hazardous materials and applicable MSDS sheets

If the above requirements are not met, there will be a handling charge of $100 per shipment. Vendor specifically authorizes West Marine to credit such amounts against any payments due to Vendor.

11.4 MASTER CARTON SIZE AND QUALITY

       1. Master Cartons must be constructed of a minimum 150 lb. PSI test weight or 32 ECT.
       2.  Master cartons must be constructed of corrugated cardboard or fiber.
       3. Cartons must be closed using an adhesive tape at least 2 inches wide.
       4. Staples, stitches, strapping, and metal banding are not to be used to close cartons unless required by International regulations, or considered to be necessary by the Vendor.
       5. Carton weight should not exceed 50 lb., unless the single item weight exceeds 50 lb.
       6. Master cartons should not exceed a maximum of 24" (inches) length X 20" (inches) width and 30" (inches) height. This standard should be followed unless a single unit exceeds the stated dimensions.
       7. Master cartons should not be smaller than 9" (inches) length X 6" (inches) width X 3" (inches) height.

11.5 PALLET SIZE, CONSTRUCTION AND WRAPPING

       1. Shipments utilizing common or contract carriers and exceeding 8O cubic feet must be palletized.
       2.  The size of the pallet base should be 40" X 48" inches GMA four-way.
       3.  Hardwood pallets are expected for safety purposes.
       4. All pallet loads must be shrink-wrapped or banded securely by strapping to the pallet itself.

There will be a handling fee of $100 for every shipment not to specification. Vendor specifically authorizes West Marine to credit such amounts against any payments due to Vendor.

11.6 APPOINTMENTS FOR INBOUND GOODS

Vendor agrees to make an advance appointment for delivery of goods. Vendor agrees to supply the following information to the carrier on the Bill of Lading or West Marine staff at the time the appointment is made.

       1.  Vendor Name and address
       2.  West Marine Purchase Order Number and Ship Date
       3.  Number of pieces, pallets and floor loaded cartons

       4.  Total weight
       5.  Hazardous Materials documentation, if required
       6. For a delivery appointment call Hollister (831) 761-4243 or Rock Hill (803) 909-6118
       7.  West Marine destination address (Store / Distribution Service
           Center)

12.0 SPECIAL HANDLING CHARGES SUMMARY

  EFFECTIVE
DATE FOR FEES               CATEGORY            HANDLING CHARGE         PROCESSING                REFERENCE
--------------    --------------------------   -----------------   --------------------    ---------------------

May 1, 1998       Barcode Labeling             $100.00 per P.O.    25 cents per unit       U.P.C. Codes Section
                                                                                           6.0.1., Page 14

Sept. 1, 1999     Marking/Labeling             $100 per shipment                           Marking, Section
                                                                                           11.1, Page 21

Sept. 1, 1999     Freight Discrepancies        $100 per shipment   $50 for Hazardous       Shipment
                  (over/shorts)                                    Materials clean-up      Discrepancies,
                                                                                           Section 7.3, Page 15
Sept. 1, 1999     Packing List                 $100 per shipment                           Packing List, Section
                  Documentation                                                            11.3, Page 22

Sept. 1, 1999     Packing List specifications  $100 per shipment                           Packing List, Section
                                                                                           11.3, Page 22

Sept. 1, 1999     Pallet Specifications        $100 per shipment                           Pallet Size, Section
                                                                                           11.5, Page 22

Nov. 1, 2000      Failure for "Freight                             Dollar difference       Transportation
                  Collect" Vendor to use                           between WM carrier      Routing and Mode
                  assigned Routing Guide                           and Vendor carrier      Section 10.2, Page 19

Nov. 1, 2000      Mis-directed Purchase                            Freight charges         Ship-to Location
                  Orders consigned to the                          incurred                Section 3.6
                  wrong DSC facility.                                                      Page 11

Nov. 1, 2000      Hazardous Product                                Costs incurred by       Hazardous Product
                  Regulatory Compliance                            West Marine to          Section 5.4
                                                                   bring product into      Page 12-13
                                                                   compliance

12.5 WEB SITE AND LINKS GUIDELINES

West Marine operates a retail web site under the domain name www.westmarine.com and a wholesale site under the domain name www.portsupply.com. West Marine offers all active items from Vendors for sale on these sites, as well as some discontinued products, unless a Vendor has specifically requested their products not be included, West Marine's goal is to provide an additional way for West Marine's customers to shop for Vendor's products, and to provide an entertaining and informative marine web site. To this end, West Marine requests Vendor's compliance the below sections. Any questions should be directed to Tony Gasparich at: (831) 761-4810 or John Noble at: (831) 761-4007.

12.5.1 LINKS TO AND FROM THE WEST MARINE AND PORT SUPPLY SITES

If Vendor has product information on a web site, West Marine would like to establish a link for West Marine's customers' convenience. In return, West Marine requests Vendor to list West Marine's site as a place where customers can buy Vendor's products on-line. If Vendor's site offers the ability to "Buy Now" when a customer views a particular item, West Marine requests Vendor's link to the appropriate page on the West Marine site to facilitate the transaction.

12.5.2 LISTS OF DEALERS IN VENDOR WEB SITES

If Vendors site contains a list of Vendor's dealers, West Marine requests that Vendor list all West Marine stores in addition to the company headquarters in Watsonville. Please contact Vendor Relations Department for a list of store locations if required.

Another solution is to link to the West Marine Store Finder page on West Marine's web site. This page will allow Vendor's customers to enter their zip code and find the store closest to their home.

12.5.3 SELLING PRODUCTS DIRECTLY ON-LINE

West Marine requests that Vendor refrain from selling its products directly to consumers on-line. This practice will provide a strong disincentive to continue vendor-distributor relationship.

12.5.4 PROVIDING PRODUCT INFORMATION ON-LINE

West Marine's goal is to provide the highest quality marine product information available anywhere on the Web. West Marine intend to facilitate this by promoting Vendor's current products, and by offering information on discontinued items, so that West Marine's mutual customers can repair products, reinstall them, and find out about accessories. To this end, Vendor hereby authorizes West Marine to reproduce Vendor's product information so that customers can obtain access to it. West Marine's product specialists will be contacting Vendor for information on how Vendor's product information is stored so that West Marine can republish it on the web. Vendor agrees to use its best efforts to work with West Marine's staff to ensure accurate and complete dissemination of Vendor's product information.

13.0 ADDITIONAL PROVISIONS

13.0.1 MODIFICATION

This agreement may be modified at any time by West Marine. No waiver of any of the provisions in this agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

13.0.2 BINDING ON HEIRS

Each and all of the provisions in this agreement to be performed by, or on the part of, Vendor shall bind Vendor, its successors, and assigns and shall benefit West Marine, its successors, and assigns.

13.0.3 RULES OF CONSTRUCTION

Both parties certify to their full familiarity with the provisions of this agreement and agree that the provisions stated are not to be construed either for or against either party. The parties agree that any deletion of language from this agreement prior to its mutual execution by Vendor and West Marine shall not be construed to have any particular meaning or to raise any presumption, or construction or implication, including, without limitation, any implication that the parties intended to state the converse, observe or opposite of the deleted language.

13.0.4 NO JOINT VENTURE

Nothing contained in this agreement shall be deemed for any purpose as creating any relation between the parties involved other than the relationship of vendor/supplier/manufacturer/ customer and West Marine.

13.0.5 INTEGRATION

This agreement contains all terms and conditions between Vendor and West Marine relating to matters set forth in this agreement.

13.0.6 GENDER

As used in this agreement and when required by the context, each number (singular or plural) shall include all numbers, and each gender shall include all genders.

13.0.7 TIME

Time is and shall be of the essence of this agreement and of each term or provision hereof.

13.0.8 JOINT AND SEVERAL LIABILITY

To the extent Vendor consists of more than one party, entity, or person, the obligations imposed by this agreement shall be joint and several.

13.0.9 COUNTERPARTS

This agreement may be executed in counterparts, each of which, when so executed shall be deemed to be an original, and such counterparts together shall constitute one in the same instrument.

13.0.10 LIMITATION ON AUTHORITY

West Marine reserves the right, from time to time, to designate certain financial and other limitations on the authority employees and associates have to bind West Marine, which limitation may include (without limitation) employment and officer level limitations, financial commitment limitations and specific parties limitations. Upon service of written notice to Vendor of such limitations, Vendor agrees that no contracts, agreements, waivers or other commitments made by such employees or associates in violation of such limitations will be binding on West Marine regardless of the reasonableness of any reliance by Vendor in connection with same or any implied ratification by West Marine through silence or acceptance of benefits.

13.0.11 ASSIGNMENT

Notwithstanding any provision in this agreement to the contrary, West Marine shall have the right to assign, license, sublicense, pledge, hypothecate, encumber or otherwise transfer this agreement, or any portion of West Marine's interests herein (the "Exempt Transfer"), without Vendor's consent, whether or not such Exempt Transfer in made to an "Affiliated Party". For purpose of this section, the term Affiliated Party shall mean: (1) any parent, subsidiary, or affiliated corporation or other legal entity of West Marine; (ii) any corporation or other legal entity resulting from any merger of other reorganization of West Marine; or (iii) to any successor acquiring all or substantially all of West Marine's assets or business. Vendor agrees to execute any other and further instruments required by West Marine to give effect to such Exempt Transfer. If Vendor shall fail to so execute and deliver, or cause to be executed and delivered, the assignments or other instruments herein referred to, West Marine is hereby irrevocably granted the power coupled with an interest to execute such assignments and instruments in the name of Vendor as, Vendor attorney-in-fact.

Vendor shall not assign this agreement without West Marine's prior written consent. Any such purported assignment without such consent shall be void and have no legal effect.

13.0.12 COMPLIANCE WITH LAW

         a. Vendor, at its sole cost, agrees to obey, observe and promptly comply with all Federal, State and/or local orders, regulations, rules, ordinances, rulings, laws and/or directives (collectively, "Laws") applicable now or at any time during the term of this agreement to Vendor and/or Vendor's products, including, without limitation, all applicable environmental, safety, health, labeling and flammability Laws. Vendor shall promptly supply West Marine with a copy of any notice of violation, complaint, investigation or other action concerning any such Laws received by Vendor upon receipt. Vendor shall also promptly provide West Marine with notice of the enactment or promulgation of any Laws of which Vendor becomes or is made aware.

         b. Without limiting the generality of the foregoing, Vendor specifically agrees to comply with all applicable provisions of the California Safe Drinking Water and Toxic Enforcement Act of 1986 (also known as "Proposition 65" or the "Act"), which requires, among other things, clear and reasonable warning materials, such as signs notices, menu stickers, or labels, to be provided on products which contain chemicals which are known to the State of California to cause cancer or other reproductive harm (the "Prop 65 Chemicals"). In connection therewith, Vendor agrees to determine whether or not any products which Vendor supplies to West Marine contain any of the Prop 65 Chemicals and to send written notice to:

                                   West Marine
                             Attn. Vendor Relations
                               500 Westridge Drive
                              Watsonville, CA 95076

(within thirty (30) days of the execution of this agreement for those products already distributed by West Marine or immediately prior to West Marine's distribution of any future products) of the following:

       1. The name of the Prop 65 Chemical(s) which are contained in the product;
       2. The percentage amount of such Prop 65 Chemical in each product in relation to the overall size/quantity packaged; and
       3.  Whether or not Vendor's product contains a Prop 65 warning label;
           and
       4. If Vendors product does contain a Prop 65 Chemical, but does not contain a Prop 65 warning label, the reason(s) or information on which Vendor is relying to support its decision not to include a Prop 65 warning label (ex., the product does not contain any Prop 65 Chemical or the product was tested in a laboratory and the Prop 65 Chemical contained in the product did not reach the threshold level required for a Prop 65 warning label).

Moreover, if Vendor's product(s) contains a Prop 65 Chemical, Vendor agrees to include and/or provide on such product, at Vendor's sole expense, the warning label required by the Act and further Vendor agrees to review the Prop 65 list quarterly and to comply with the foregoing provisions concerning any products which may contain an added Prop 65 Chemical.

       c. In addition to the foregoing, for and in consideration of West Marine's purchase of Vendor's product, Vendor agrees to indemnify and hold West Marine, its affiliates, parents, subsidiaries, officers, directors, shareholders, employees, agents, representatives, heirs and assigns harmless from and against any claims, liabilities, demands, causes of action, judgements, settlements and expenses (including, without limitation, actual attorneys' fees and costs) arising out of Vendor's failure, for any reason, to supply merchandise that conforms in all respects to, and/or to observe or comply with, all applicable federal, state and local laws, orders, regulations, rules, ordinances, rulings and/or directives including, but not limited to, applicable environmental, safety, health, labeling and flammability laws, inclusive of the Act; and/or Vendor's breach of any express or implied warranties or representations made to West Marine or other agreements made by Vendor herein.

For more information on Proposition 65, please contact California's Office of Environmental Health Hazard Assessment at (916) 445-6900 or www.oehha.ca.gov/prop65.html.

15.0 VENDOR CONTACT SHEET

                                   WEST MARINE

Vendor Name                            Vendor #
           ---------------------------         ---------------------------------

                              Vendor Contact Sheet


Company Website Address:
                        ---------------------------------------

VIV
Name:                                      Phone:
     -----------------------------------         -------------------------------
Mailing Address:                           Fax:
                ------------------------       ---------------------------------
City, State & Zip:                         Email:
                  ----------------------         -------------------------------
Physical Address:
                 -----------------------
City, State & Zip:
                  ----------------------

PRESIDENT
Name:                                      Phone:
     -----------------------------------         -------------------------------
Mailing Address:                           Fax:
                ------------------------       ---------------------------------
City, State & Zip:                         Email:
                  ----------------------         -------------------------------
Physical Address:
                 -----------------------
City, State & Zip:
                  ----------------------

CO-OP
Name:                                      Phone:
     -----------------------------------         -------------------------------
Mailing Address:                           Fax:
                ------------------------       ---------------------------------
City, State & Zip:                         Email:
                  ----------------------         -------------------------------
Physical Address:
                 -----------------------
City, State & Zip:
                  ----------------------

REPRESENTATIVE
Name:                                      Phone:
     -----------------------------------         -------------------------------
Mailing Address:                           Fax:
                ------------------------       ---------------------------------
City, State & Zip:                         Email:
                  ----------------------         -------------------------------
Physical Address:
                 -----------------------
City, State & Zip:
                  ----------------------

LOGISTICS
Name:                                      Phone:
     -----------------------------------         -------------------------------
Mailing Address:                           Fax:
                ------------------------       ---------------------------------
City, State & Zip:                         Email:
                  ----------------------         -------------------------------
Physical Address:
                 -----------------------
City, State & Zip:
                  ----------------------

16.0 NEW VENDOR INFORMATION

For new vendors, please complete and return the following information to accurately set Vendor up in West Marine's system.

16.1 NEW PRODUCT WORKSHEET

New Product Worksheet:  Please complete the following fields

                                        SUGGESTED                                                         UPC
MANUFACTURER'S                  LIST      RETAIL      NET     UNITS OF   CASE    COUNTRY                  CODE
    PART #       DESCRIPTION   PRICE   (OPTIONAL)    PRICE     MEASURE   PACK   OF ORIGIN   HAZARDOUS?  (UNIT)
--------------   -----------   -----   ----------    -----    --------   ----   ---------   ----------  -------


Contact Name:
             ----------------------------------------
Contact Phone:
              ---------------------------------------
Contact email:
              ---------------------------------------

16.2 VENDOR SET-UP FORM

Vendor Name                             Vendor Number
Attention:                              Street/Box/Suite
City
State                                   Zip Code                                      Phone
Country                                 Mnemonic                                      Fax
Person/Corp                  (P/C)      Other Name
Contact Name, Order                     Vendor Type           1-trade, 2-expense, 3-freight
Clerk Number                            Terms Code                                    Date Calc From
Push Discount Days:                     Always take Disc:     (Y/N)
Freight Policy Code:         4 - Freight Prepaid Vendor       Frt Allow pct                    Frt Allow Amount:
                                     pays freight

                              5 - Freight Collect WM          Vendors Cust No.
                                   pays freight
1099 Tax ID Number:                     Telex:
Default Account No.:                    Default Store No
Factor/Agent
Purchase Order Notes:
Receiving Notes
Buyer Notes
Backorders                   (N/Y)      Plan Lead Time
Currency Code                           Buyer
Auto Dist. Code                         FOB Code              1-WM owns goods in transit
Min. Ship Code                                                2-Vendor owns goods in transit         *preferred
Print R/A                    (Y/N)      Min. Ship Amount
Send to Store                (Y/N)      Returns Policy Code
                                        Vendor tax code (1099)
Ship Via 1                              Does vendor ship Int'l           Yes_____   No____
Ship Via 2                              Does vendor ship exclusively     Yes_____   No____
                                        UPS, RPS, FedEx
Shipping Origin Address(1)              Shipping Origin Address(2)



Use Matching                     N      Inbound Freight Manager
Require Credit Authorization (Y/N)                                                             Date
Always Bill for Freight      (Y/N)
Vendor Part #                (1-SKU, 2-VPN)
Requested By                                                                     Date
Approved By                                                                      Date
A/P Manager                                                                      Date
A/P Set Up                                                                       Date

16.3 IRS W-9 FORM

Vendor must obtain and complete and return an IRS W-9 form.

W-9 FORM

Go to the IRS's website to obtain a W-9 Form. Complete the form and return with the signed Standard Vendor Agreement.

                         http://www.irs.gov/forms_pubs/

17.0 AGREEMENT SIGNATURES

By signing this document, Vendor agrees to the terms and conditions stated herein. West Marine reserves the right at any time and from time to time to modify this agreement as business needs dictate. Please return one fully executed copy of this agreement to Vendor Relations within 60 days.

In an effort to develop a longer term focus on the business, this agreement became effective on October 1, 1997. Revision 4: becomes effective on August 1, 2000 and shall continue in full force and effect until further modified by the parties in writing.


                                                -------------------------------
                                                         Vendor Name


                                                -------------------------------
                                                         Vendor Number


By: /s/ Ken Corwin                          By: /s/ Gerald W. Montiel, CEO
    ---------------------------------           -------------------------------

By:                                         By:
    ---------------------------------           -------------------------------
              Printed Name                             Printed Name

Title:                                      Title:
      -------------------------------             -----------------------------

Date:                                       Date:
     --------------------------------            ------------------------------

                                    EXHIBIT B
                                     TO THE
                          STRATEGIC ALLIANCE AGREEMENT

Operations Group                    WELLS FARGO HSBC
Southern California                 TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 1

DATE OF ADVICE: OCTOBER 22, 2001           ADVICE OF CORRESPONDENT'S
                                           IRREVOCABLE DOCUMENTARY   CREDIT
OPENING BANK:                              NUMBER:  5040815
BANK OF AMERICA NT & SA                    DATED:  OCTOBER 22, 2001
NC1-005-21-01, INTL L/C DEPT.              OUR ADVICE NUMBER: SBE415673
121 WEST TRADE STREET, 21ST FL
CHARLOTTE, NC 28255                        DATE OF EXPIRY : JUNE 30, 2002
                                           PLACE OF EXPIRY: IN THE UNITED STATES

APPLICANT:                                 BENEFICIARY:
WEST MARINE FINANCE COMPANY INC.           DICKIE WALKER MARINE, INC.
500 WESTRIDGE DRIVE                        470 NAUTILUS, SUITE 312
WATSONVILLE, CA 95076                      LA JOLLA, CA 92037

                                           AMOUNT: USD 1,041,949.30 +/- 5%
                                           ONE MILLION FORTY ONE THOUSAND NINE
                                           HUNDRED FORTY NINE AND 30/100'S US
                                           DOLLARS PLUS OR MINUS 5 PERCENT

AT THE REQUEST OF THE ABOVE MENTIONED BANK(S), WE ENCLOSE AN EXACT COPY OF THE ABOVE LETTER OF CREDIT OPENED IN YOUR FAVOR. PLEASE NOTE THAT FOR YOUR CONVENIENCE WE WILL RETAIN THE ORIGINAL LETTER OF CREDIT SO THAT IT IS READILY AVAILABLE AT THE TIME YOU PRESENT DOCUMENTS TO US FOR NEGOTIATION/COLLECTION. IF YOU DO NOT INTEND TO PRESENT DOCUMENTS TO US FOR NEGOTIATION/COLLECTION, WE WILL HAVE THE ORIGINAL LETTER OF CREDIT RELEASED TO YOU AGAINST PAYMENT OF OUR OUTSTANDING CHARGES.

WHEN PRESENTING DRAFT(S) AND THE SPECIFIED DOCUMENTS PLEASE SUBMIT AN ADDITIONAL COPY OF THE COMMERCIAL INVOICE(S) FOR OUR FILE.

THIS CREDIT IS TRANSFERABLE AND TRANSFER MAY ONLY BE EFFECTED BY WELLS FARGO HSBC TRADE BANK, N.A., PROVIDED THAT YOU DELIVER TO US YOUR WRITTEN TRANSFER REQUEST IN FORM AND SUBSTANCE SATISFACTORY TO US WITH YOUR SIGNATURE AUTHENTICATED BY A BANKING INSTITUTION. THE TRANSFER REQUEST MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS CREDIT AND ANY AMENDMENTS TOGETHER WITH PAYMENT OF OUR CUSTOMARY CHARGES OF 1/4 OF ONE PERCENT OF THE AMOUNT TO BE TRANSFERRED (MINIMUM USD 175.00) PLUS OUR OUT-OF-POCKET EXPENSES, IF ANY.

TO AVOID DELAYS IN OBTAINING PAYMENT(S) UNDER THIS CREDIT, STRICT COMPLIANCE WITH ITS TERMS IS REQUIRED. IF YOU ARE UNABLE TO COMPLY WITH THOSE TERMS, WE SUGGEST THAT YOU COMMUNICATE WITH YOUR BUYER IMMEDIATELY TO ARRANGE FOR ANY AMENDMENTS.

Operations Group                    WELLS FARGO HSBC
Southern California                 TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 2


NO TRANSFER MAY BE MADE TO A PERSON OR ENTITY (TRANSFEREE) WHO IS (1) A SPECIALLY DESIGNATED NATIONAL, TERRORIST OR NARCOTICS TRAFFICKER, A BLOCKED ENTITY, OR A PERSON OR ENTITY WITH RESPECT TO WHICH TRANSACTIONS ARE PROHIBITED OR OTHERWISE RESTRICTED PURSUANT TO THE FOREIGN ASSETS CONTROL REGULATIONS OF THE UNITED STATES TREASURY DEPARTMENT, OR (2) SUBJECT TO A DENIAL ORDER OF THE U.S. DEPARTMENT OF COMMERCE, BUREAU OF EXPORT ADMINISTRATION, OR (3) LOCATED IN, OR A NATIONAL OF, TALIBAN CONTROLLED AREA AFGHANISTAN, CUBA, IRAN, IRAQ, LIBYA, NORTH KOREA, SUDAN AND UNITA CONTROLLED AREA OF ANGOLA.

PLEASE NOTE BENEFICIARY'S NAME AND ADDRESS IN ALL DOCUMENTS MUST APPEAR EXACTLY AS PER THE ATTACHED LETTER OF CREDIT.

PLEASE NOTE THAT THE TERMS OF THIS LETTER OF CREDIT PROVIDE THAT DRAWINGS ARE PAYABLE FOR FACE AMOUNT ONLY AT THE OFFICE OF THE OPENING BANK WHICH HAS UNDERTAKEN TO EFFECT PAYMENT UPON ITS RECEIPT OF CONFORMING DOCUMENTS. THEREFORE, DOCUMENTS PRESENTED TO US WILL, AFTER PRELIMINARY EXAMINATION BY US, BE FORWARDED BY US TO THE OPENING BANK FOR FINAL APPROVAL AND PAYMENT WILL BE MADE TO YOU ONLY UPON OUR RECEIPT OF AVAILABLE FUNDS FROM THE OPENING BANK.

IF THE CREDIT REQUIRES PRESENTATION OF MARINE OR OCEAN BILLS OF LADING AND IF, UNLESS PROHIBITED BY THE TERMS OF THE CREDIT, YOU PRESENT TRANSPORT DOCUMENTS INDICATING A PLACE OF RECEIPT OR TAKING IN CHARGE DIFFERENT FROM THE PORT OF LOADING THE ON BOARD NOTATION MUST ALSO INCLUDE THE NAME OF THE VESSEL ON WHICH THE GOODS HAVE BEEN LOADED AND THE NAME OF THE PORT STIPULATED IN THE CREDIT. THIS PROVISION ALSO APPLIES WHENEVER LOADING ON BOARD THE VESSEL IS INDICATED BY PRE-PRINTED WORDING ON THE BILL OF LADING.

NO BANKING CHARGES ARE FOR YOUR ACCOUNT. THE FOLLOWING WILL APPLY AT TIME OF PAYMENT, ADVISING COMMISSION USD 100.00 AMENDMENT COMMISSION, IF ANY, USD 75.00; NEGOTIATION/PAYMENT EXAMINATION COMMISSION 1/8 OF 1% WITH A MINIMUM USD 125.00; POSTAGE AND/OR HANDLING, AND/OR OUT-OF-POCKET EXPENSES, IF ANY AS APPROPRIATE, DECODING IF ANY, USD 100.00, CHECK FEE USD 40.00 OR FEDWIRE FEE USD 5.00. ALL FEES SUBJECT TO CHANGE WITHOUT NOTIFICATION.

WHETHER OR NOT THE LETTER OF CREDIT OR ANY AMENDMENT SPECIFIES THAT BANK CHARGES ARE FOR APPLICANT'S ACCOUNT, IF DOCUMENTS PRESENTED TO US CONTAIN DISCREPANCIES, A HANDLING CHARGE OF USD 75.00 TOGETHER WITH OUR RELATED OUT-OF-POCKET EXPENSES, IF ANY, AND ANY EXPENSES AND/OR CHARGES CLAIMED BY THE ISSUING BANK ARE FOR YOUR ACCOUNT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO AN ACCOUNT WITH US OR AT ANOTHER BANK, WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

DOCUMENTS MUST BE PRESENTED TO US NO LATER THAN 5:00 P.M.

Operations Group                    WELLS FARGO HSBC
Southern California                 TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 3


THIS IS AN INTEGRAL PART OF ADVICE NUMBER:  SBE415673


THIS LETTER IS SOLELY AN ADVICE OF A LETTER OF CREDIT ISSUED BY THE ABOVE-MENTIONED OPENING BANK AND CONVEYS NO ENGAGEMENT BY US.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500.

THE DOCUMENTS MUST BE FORWARDED TO WELLS FARGO HSBC TRADE BANK, N.A., TRADE SERVICE OPERATIONS-SOUTH, 9000 FLAIR DRIVE, 3RD FLOOR, MAC: E2002-031, EL MONTE, CA 91731, VIA COURIER IN ONE PARCEL.

                                         /s/ S. Chley
                                         --------------------------------------
                                         AUTHORIZED SIGNATURE

PLEASE CONTACT ELISA THOMAS BY TELEPHONE AT 626-573-6651 OR BY FAX AT (626) 572-4610 REGARDING ANY INQUIRIES.

                  INCOMING SWIFT MESSAGE           10/22/01

SENDER          RECEIVER SWFT   MSG    L/C ID             DOC TRACK        STATUS   ERROR
SWFT ADDRESS    ADDRESS         TYPE                      ID                        FOUND
                                700    000000000415673    00000001117860   UPL      NO

MESSAGE RECEIVED FROM:
BANK OF AMERICA NT & SA
NC1-005-21-01, INTL L/C DEPT.
121 WEST TRADE STREET, 21ST FL
CHARLOTTE NC 28255


27              SEQUENCE OF TOTAL                         THIS CABLE COPY HAS BEEN
                1/2                                       AUTHENTICATED BY US AND
                                                          IS TO BE CONSIDERED THE
                                                          OPERATIVE INSTRUMENT.
                                                          WELLS FARGO HSBC TRADE BANK, N.A.
                                                          OUR REF. SBE 415673
                                                                   ----------

40A             FORM OF DOCUMENTARY CREDIT IRREVOCABLE    Please note: documents will not be
                TRANSFERABLE                              honored when not accompanied by this
                                                          letter of credit
                                                          WELLS FARGO HSBC TRADE BANK, N.A.
                                                          /s/ S. Chley
                                                          ----------------------------
                                                          Authorized Signature

20              DOCUMENTARY CREDIT NUMBER
                5040815

31C             DATE OF ISSUE
                011022

31D             DATE AND PLACE OF EXPIRY
                (CANNOT READ THIS NUMBER)

51B             APPLICANT BANK
                BANK OF AMERICA, N.A.
                121 West Trade Street, 21ST FLOOR
                NC1-005-21-01
                CHARLOTTE, NC 28255

50              APPLICANT
                WEST MARINE FINANCE COMPANY, INC.
                500 WESTRIDGE DRIVE
                WATSONVILLE, CA 95076

59              BENEFICIARY
                DICKIE WALKER MARINE INC.
                470 NAUTILUS, SUITE 312
                LA JOLLA, CA 93037

32B             CURRENCY CODE, AMOUNT
                USD 1,041,949.30

39A             PERCENTAGE CREDIT AMOUNT TOLERANCE
                05/05

41D             AVAILABLE WITH ... BY ...
                WELLS FARGO BANK, HEAD OFFICE
                420 MONTGOMERY ST.
                SAN FRANCISCO, CA 94104-1205
                BY NEGOTIATION

42C             DRAFTS AT...SIGHT

42D             DRAWEE
                BANK OF AMERICA, N.A., CHARLOTTE, NC

43P             PARTIAL SHIPMENTS
                ALLOWED

43T             TRANSHIPMENT
                ALLOWED

                [unreadable]
                -------------------------------
                HONG KONG OR SHANGHAI CHINA

44B             FOR TRANSPORTATION TO...
                SEE ADDITIONAL CONDITIONS

44O             LATEST DATE OF SHIPMENT
                020601

45A             DESCRIPTION OF GOODS AND/OR SERVICES & GARMENTS
                SPECIFIED ON DICKIE WALKER MARINE, INC. PROFORMA
                INVOICE DATED OCTOBER 11, 2001 - SP02-10112001 WITH A QUANTITY OF 61,042 HAVING A VALUE OF 1,041,949.30 USD. FOB HONG KONG OR SHANGHAI, CHINA

71B             CHARGES
                ALL BANK CHARGES, OTHER THAN THOSE OF THE ISSUING BANK, ARE FOR THE ACCOUNT OF THE BENEFICIARY.

40 PERIOD FOR PRESENTATION DOCUMENTS TO BE PRESENTED AT PLACE OF EXPIRY WITHIN 30 DAYS AFTER SHIPMENT BUT
                WITHIN VALIDITY OF CREDIT.

49              CONFIRMATION INSTRUCTIONS WITHOUT

57D "ADVISE THROUGH" BANK WELLS FARGO HSBC TRADE BANK, N.A. OPERATIONS - SOUTHERN CALIFORNIA 9000 FLAIR
                DRIVE, 3RD FLOOR EL MONTE, CA 91731, USA

27              SEQUENCE OF TOTAL
                2/2

20              DOCUMENTARY CREDIT NUMBER
                5040815

46B             DOCUMENTS REQUIRED
                3 COPIES OF ORIGINAL
                COMMERCIAL INVOICE.
                3 COPIES OF THE PACKING LIST
                3 ORIGINAL CLEAN ON BOARD BILL OF LADING TO THE ORDER OF DICKIE WALKER MARINE, INC. MARKED FREIGHT COLLECT ISSUED BY EXPEDITORS INTERNATIONAL OCEAN, WITH A NOTIFY PART OF EXPEDITORS INTERNATIONAL, 5200 W. CENTURY BLVD., LOS ANGELES, CA 90045,
                PHONE (310) 343-6606

                1 ORIGINAL, EXPORT VISA AND 2 COPIES COVERING THE
                SHIPMENT VALUE, WEIGHT AND QUANTITY.
                1 ORIGINAL QUOTA CHARGE STATEMENT AND 2 COPIES.
                1 COUNTRY OF DECLARATION CERTIFICATE AND 2 COPIES.
                1 CERTIFICATE ON WEST MARINE PRODUCTS, INC.'S LETTERHEAD, STATING THE FOLLOWING: "I, KEN CORWIN, SENIOR VICE PRESIDENT OF MERCHANDISING OF WEST MARINE PRODUCTS, INC., DO HEREBY CERTIFY THAT WEST MARINE APPROVED THE ASSORTMENT CONTAINED IN THE ATTACHED NON-CANCELLABLE PROFORMA INVOICE SP02-10112001 IN THE AGGREGATE AMOUNT OF 1,041,949.30 USD, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE LETTER OF CREDIT OF EVEN AMOUNT. IT IS UNDERSTOOD THAT ADDITIONAL ITEMS, IF ANY, TO BE ORDERED BY DICKIE WALKER UNDER THE ASSORTMENT PLAN OUTLINED IN THE ATTACHED PROFORMA INVOICE SP02-10112001 WILL REQUIRE ADDITIONAL LETTERS OF CREDIT AND PROFORMA INVOICE DOCUMENTS TO BE ISSUED BY WEST MARINE IF AND AS NEEDED, PROVIDED THAT PLACEMENT OF ADDITIONAL ORDERS IF ANY, SHALL BE AT WEST MARINE'S SOLE DISCRETION. 1 ORIGINAL CERTIFICATE OF INSPECTION SIGNED BY DICKIE WALKER MARINE, INC., CERTIFYING THAT GOODS ARE IN ACCORDANCE WITH QUALITY AND SAMPLES AND SPECIFICATIONS ORDERED AND STATING THAT IN THE EVENT THAT GOODS RECEIVED ARE DAMAGED OR NOT MEETING QUALITY STANDARDS, A REFUND OF ALL COSTS INCURRED WILL BE MADE WITHIN 60 DAYS OF DATE OF CLAIM AND SUBMISSION OF SUPPORTING DOCUMENTATION. ALL CHARGES PERTAINING TO THE IMPORTATION AND TRANSPORTATION OF THE SHIPMENT TO DICKIE WALKER MARINE'S WAREHOUSE, INCLUDING, BUT NOT LIMITED TO, ALL COSTS FOR ALL CUSTOMS DUTIES, COST OF THE VISA, FREIGHT CHARGES FROM HONG KONG TO DICKIE WALKER'S WAREHOUSE AS NOTED BELOW, HANDLING CHARGES, BROKER FEE, CARGO INSURANCE AND ANY OTHER CHARGES SHALL BE PAID SOLELY BY DICKIE WALKER MARINE, INC.
                CERTIFICATE STATING THAT ONE FULL SET OF COPIES OF DOCUMENTS WILL BE AIR-MAILED DIRECTLY TO DICKIE WALKER MARINE, INC., 470 NAUTILUS STREET, SUITE 312, LA JOLLA, CA 92037, WITHIN 10 DAYS OF ARRIVAL AT DICKIE WALKER MARINE, INC.

4/B             ADDITIONAL CONDITIONS
                PLUS INSURANCE COVERED BY DICKIE WALKER.
                PLUS ALL BANKING CHARGES OUTSIDE THE
                ISSUING BANK ARE FOR THE ACCOUNT OF THE
                BENEFICIARY.
                PLUS L/C IS TRANSFERABLE THROUGH ANY BRANCH OF WELLS
                FARGO HSBC TRADE BANK, N.A.
                PLUS ALL CHARGES FOR AMENDMENTS WILL BE CHARGED TO
                APPLICANT.
                IN THE EVENT THE L/C DOCUMENTS ARE CLEAN WITHOUT DISCREPANCIES, (I.E., THEY CONFORM TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS APPROVED BY THE ADVISING
                BANK), THEN THE ADVISING BANK IS TO RELEASE 1 SET OF ORIGINAL DOCUMENTS TO DICKIE WALKER MARINE, INC. AND PRESENT A DOCUMENT STATING THAT 1 SET OF ORIGINAL DOCUMENTS HAS BEEN SENT TO DICKIE WALKER MARINE, INC. AND 2/3 ORIGINAL BILLS OF LADING PLUS OTHER DOCUMENTS HAVE BEEN SENT TO THE ISSUING BANK. IN THE EVENT THE DOCUMENTS ARE DISCREPANT, THE ADVISING BANK IS AUTHORIZED TO WITHHOLD ONE SET OF ORIGINAL DOCUMENTS TO AWAIT APPROVAL OF DISCREPANCIES BY WEST MARINE. UPON ACCEPTANCE OF THE DISCREPANCIES IN WRITING BY WEST MARINE, THE ADVISING BANK IS AUTHORIZED TO RELEASE ONE SET OF ORIGINAL DOCUMENTS TO DICKIE WALKER MARINE, INC. PLUS TRANSHIPMENTS ARE ALLOWED.

                SHIP TO: DICKIE WALKER, 1414 SOUTH TREMONT ST.,
                OCEANSIDE, CA 92054
                THIS LETTER OF CREDIT IS TRANSFERABLE BY THE ADVISING
                BANK.
                ADVICE OF ANY TRANSFER OF THIS CREDIT MUST BE PROMPTLY COMMUNICATED TO US BY THE BANK EFFECTING TRANSFER. AS A MATTER OF U.S. LAW, PLEASE BE AWARE THAT U.S. BANKS CANNOT PAY LETTERS OF CREDIT IN FAVOR OF OR TRANSFERRED TO PARTIES LOCATED IN, OR CONSIDERED NATIONALS OF OR CONTROLLED BY ENTITIES LOCATED IN ANY COUNTRY SUBJECT TO FOREIGN ASSET CONTROL REGULATIONS OF THE U.S. DEPARTMENT OF THE TREASURY. NEITHER MAY ANY PARTY BE IN THE UNITED STATES AND SUBJECT TO DENIAL OF EXPORT PRIVILEGES PURSUANT TO SANCTIONS ISSUED BY THE U.S. DEPARTMENT OF COMMERCE. WE ARE OBLIGATED TO CHECK THE NAME OF THE SECOND BENEFICIARY AT THE TIME WE RECEIVE DOCUMENTS AND WILL GLADLY CHECK ON YOUR BEHALF, AT YOUR REQUEST, AT THE TIME YOU ARE ASKED TO TRANSFER THIS CREDIT OR WHEN YOU RECEIVE DOCUMENTS. THIS LETTER OF CREDIT COVERS 100 PERCENT OF INVOICE VALUE. DOCUMENTS MUST BE FORWARDED TO BANK OF AMERICA, N.A. 121 WEST TRADE STREET, 21ST FLOOR NC1-005-31-01, CHARLOTTE, NC 28255 ATTN TRADE BANK SECTION IN ONE LOT BY COURIER. THE AMOUNT OF EACH DRAWING MUST BE ENDORSED ON THE REVERSE OF THIS DOCUMENTARY CREDIT BY THE NEGOTIATING BANK. AN ADDITIONAL HANDLING FEE OF USD 75.00 WILL BE DEDUCTED FROM PROCEEDS FOR EACH SET OF DOCUMENTS PRESENTED WITH DISCREPANCIES. SHOULD PAYMENT BE EFFECTED BY WIRE TRANSFER OR CHECK, A USD 35.00 HANDLING FEE WILL BE DEDUCTED FROM PROCEEDS. THIS FEE DOES NOT APPLY WHEN YOU MAINTAIN AN ACCOUNT WITH US AND PAYMENT IS CREDITED TO THIS ACCOUNT. SUBJECT TO UCP500.

Operations Group                      WELLS FARGO HSBC
Southern California                   TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 1


DATE:  DECEMBER 3, 2001                        AMENDMENT TO OUR ADVICE NO.
                                               SBE415673
                                               AMENDMENT NUMBER : 1

OPENING BANK:                                  APPLICANT:
BANK OF AMERICA NT & SA                        WEST MARINE FINANCE COMPANY INC.
NC1-005-21-01, INTL L/C DEPT.                  500 WESTRIDGE DRIVE
121 WEST TRADE STREET, 21ST FL                 WATSONVILLE CA 95076
CHARLOTTE, NC 28255
5040815

BENEFICIARY:
DICKIE WALKER MARINE, INC.
470 NAUTILUS, SUITE 312
LA JOLLA, CA 92037

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

SHIPMENT NOW TO READ FROM :  SEE ADDITIONAL CONDITIONS

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

PLEASE SEE ATTACHED AMENDMENT.

ALL OTHER TERMS UNCHANGED.

                                               /s/ S. Chley
                                               ---------------------------------
                                               AUTHORIZED SIGNATURE

PLEASE CONTACT NENITA SANTIAGO BY TELEPHONE AT 626-573-6283 OR BY FAX AT (626) 572-4610 REGARDING ANY INQUIRIES.

                         INCOMING SWIFT MESSAGE 10/22/01


SENDER          RECEIVER SWFT   MSG    L/C ID             DOC TRACK        STATUS   ERROR
SWFT ADDRESS    ADDRESS         TYPE                      ID                        FOUND
BOFAUS6SAXXX    WFBIUS6SASF0    707    00000000415673     00000001138992   UPL      NO

MESSAGE RECEIVED FROM:
BANK OF AMERICA NT & SA
333 SO. BEAUDRY AVE., 19TH FLR                            THIS CABLE COPY HAS BEEN
INTERNATIONAL TRADE                                       AUTHENTICATED BY US AND
LOS ANGELES, CA 90017                                     IS TO BE CONSIDERED THE
                                                          OPERATIVE INSTRUMENT.
                                                          WELLS FARGO HSBC TRADE BANK, N.A.
                                                          OUR REF. SBE 415673
                                                                   ----------

                                                          Please note: documents will not be
                                                          honored when not accompanied by this
                                                          letter of credit
                                                          WELLS FARGO HSBC TRADE BANK, N.A.
                                                          /s/ S. Chley
                                                          --------------------
                                                          Authorized Signature

20              SENDER'S REFERENCE
                5040815

21              RECEIVER'S REFERENCE
                NONREF

31C             DATE OF ISSUE
                011022

30              DATE OF AMENDMENT
                011303

26E             NUMBER OF AMENDMENT
                01
                BENEFICIARY (BEFORE AMENDMENT)
                DICKIE WALKER MARINE, INC.
                470 NAUTILUS, SUITE 312
                LA JOLLA, CA 92037

44A             LOADING ON BOARD/DISPATCH/TAKING IN CHARGE
                AT/FROM...SEE ADDITIONAL CONDITIONS

79              NARRATIVE
                45A: FOB HONG KONG OR SHANGHAI, CHINA
                46A: (FAX COPY OF 1 CERTIFICATE ON DICKIE WALKER
                LETTERHEAD AND SIGNED BY JULIE SARGENT KNUDSEN, STATING
                THE FOLLOWING:  DICKIE WALKER MARINE, INC. CERTIFIES THAT
                DICKIE WALKER IS IN RECEIPT OF 1 ORIGINAL EXPORT VISA AND 2
                COPIES COVERING THE SHIPMENT VALUE, WEIGHT, AND QUANTITY).

                FAX COPY OF 1 CERTIFICATE OF INSPECTION ON DICKIE WALKER LETTERHEAD SIGNED BY JULIE SARGENT KNUDSEN, DICKIE WALKER MARINE, INC., CERTIFYING THAT GOODS ARE IN ACCORDANCE WITH THE QUALITY AND SAMPLES AND SPECIFICATIONS ORDERED AND STATING THAT IN THE EVENT THAT GOODS RECEIVED ARE DAMAGED OR NOT MEETING QUALITY STANDARDS, A REFUND OF ALL COSTS INCURRED WILL BE MADE WITHIN 60 DAYS OF DATE OF CLAIM AND SUBMISSION OF SUPPORTING DOCUMENTATION. ALL CHARGES PERTAINING TO THE IMPORTATION AND WAREHOUSE, INCLUDING, BUT NOT LIMITED TO, ALL COSTS FOR ALL CUSTOMS DUTIES, COST OF THE VISA, FREIGHT, CHARGES FROM HONG KONG TO DICKIE WALKERS WAREHOUSE AS NOTED BELOW, HANDLING CHARGES, BROKER FEE, CARGO INSURANCE AND ANY OTHER CHARGES, SHALL BE PAID SOLELY BY DICKIE WALKER MARINE, INC. COPY OF VISA TO BE PRESENTED.
                SHIP FROM:  HONG KONG OR SHANGHAI, CHINA
                ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Operations Group                       WELLS FARGO HSBC
Southern California                    TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 1


DATE: DECEMBER 12, 2001                       AMENDMENT TO OUR ADVICE NO.
                                              SBE415673
                                              AMENDMENT NUMBER: 2

OPENING BANK:                                 APPLICANT:
BANK OF AMERICA NT & SA                       WEST MARINE FINANCE COMPANY, INC.
NC1-005-21-01, INTL L/C DEPT.                 500 WESTRIDGE DRIVE
121 WEST TRADE STREET, 21ST FL                WATSONVILLE, CA 95076
CHARLOTTE, NC 28255
5040815

BENEFICIARY:
DICKIE WALKER MARINE INC.
470 NAUTILUS, SUITE 312
LA JOLLA, CA 92037

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

PLEASE SEE ATTACHED AMENDMENT.

ALL OTHER TERMS UNCHANGED.



                                               /s/ S. Chley
                                               ---------------------------------
                                               AUTHORIZED SIGNATURE


PLEASE CONTACT NENITA SANTIAGO BY TELEPHONE AT 626-573-6283 OR BY FAX AT (626) 572-4610 REGARDING ANY INQUIRIES.

20                      SENDER'S REFERENCE
                        5040815
21                      RECEIVER'S REFERENCE                       THIS CABLE COPY HAS BEEN
                        NONREF                                     AUTHENTICATED BY US AND
                                                                   IS TO BE CONSIDERED THE
31C                     DATE OF ISSUE                              OPERATIVE INSTRUMENT.
                        011022                                     WELLS FARGO HSBC TRADE BANK, N.A.
                                                                   OUR REF. SBE 415673
                                                                            ----------
30                      DATE OF AMENDMENT
                        011204                                     Please note: documents will not be
                                                                   honored when not accompanied by this
                                                                   letter of credit
                                                                   WELLS FARGO HSBC TRADE BANK, N.A.
                                                                   /s/ S. Chley
                                                                   --------------------
                                                                   Authorized Signature

26E                     NUMBER OF AMENDMENT
                        02

59                      BENEFICIARY (BEFORE THIS AMENDMENT)
                        DICKIE WALKER MARINE, INC.
                        470 NAUTILUS, SUITE 312
                        LA JOLLA, CA 92037

79                      NARRATIVE
                        RE: AMENDMENT NO. 01
                        UNDER DOCUMENTS REQUIRED, PLEASE ADD:
                        FAX COPY OF 1 CERTIFICATE ON DICKIE WALKER LETTERHEAD
                        AND SIGNED BY JULIE SARGENT KNUDSEN, STATING THE
                        FOLLOWING: DICKIE WALKER MARINE, INC. CERTIFIES THAT
                        DICKIE WALKER IS IN RECEIPT OF 1 ORIGINAL EXPORT VISA
                        AND 2 COPIES COVERING THE SHIPMENT VALUE, WEIGHT, AND
                        QUANTITY. PLEASE DELETE 1 ORIGINAL CERTIFICATE OF
                        INSPECTION...AND ADD FAXED COPY OF 1 CERTIFICATE OF
                        INSPECTION ON DICKIE WALKER LETTERHEAD SIGNED BY JULIE
                        SARGENT KNUDSEN, DICKIE WALKER MARINE, INC., CERTIFYING
                        THAT GOODS ARE IN ACCORDANCE WITH QUALITY AND SAMPLES
                        AND SPECIFICATIONS ORDERED AND STATING THAT IN THE EVENT
                        THAT GOODS RECEIVED ARE DAMAGED OR NOT MEETING QUALITY
                        STANDARDS, A REFUND OF ALL COSTS INCURRED WILL BE MADE
                        WITHIN 60 DAYS OF DATE OF CLAIM AND SUBMISSION OF
                        SUPPORTING DOCUMENTATION. ALL CHARGES PERTAINING TO THE
                        IMPORTATION AND WAREHOUSE, INCLUDING, BUT NOT LIMITED
                        TO, ALL COSTS FOR ALL CUSTOMS DUTIES, COST OF THE VISA,
                        FREIGHT, CHARGES FROM HONG KONG TO DICKIE WALKER'S
                        WAREHOUSE, 470 NAUTILUS STREET, SUITE 312, LA JOLLA, CA
                        92037. HANDLING CHARGES, BROKER FEE, CARGO INSURANCE AND
                        ANY OTHER CHARGES SHALL BE PAID SOLELY BY DICKIE WALKER
                        MARINE, INC. ALL OTHER TERMS AND CONDITIONS REMAIN
                        UNCHANGED.

Operations Group                        WELLS FARGO HSBC
Southern California                     TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 1

DATE:  DECEMBER 12, 2001                    AMENDMENT TO OUR ADVICE NO.
                                            SBE415673
                                            AMENDMENT NUMBER: 3

OPENING BANK:                               APPLICANT:
BANK OF AMERICA NT & SA                     WEST MARINE FINANCE COMPANY, INC.
NC1-005-21-01, INTL L/C DEPT.               500 WESTRIDGE DRIVE
121 WEST TRADE STREET, 21ST FL              WATSONVILLE, CA 95076
CHARLOTTE , NC 28255
5040815

BENEFICIARY:
DICKIE WALKER MARINE INC.
470 NAUTILUS, SUITE 312
LA JOLLA, CA 92037

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

PLEASE SEE ATTACHED AMENDMENT.

ALL OTHER TERMS UNCHANGED.

                                             /s/ S. Chley
                                             -----------------------------------
                                             AUTHORIZED SIGNATURE

PLEASE CONTACT NENITA SANTIAGO BY TELEPHONE AT 626-573-6283 OR BY FAX AT
(626)572-4610 REGARDING ANY INQUIRIES.

                 INCOMING SWIFT MESSAGE         10/22/01

SENDER          RECEIVER SWFT   MSG    L/C ID             DOC TRACK        STATUS   ERROR
SWFT ADDRESS    ADDRESS         TYPE                      ID                        FOUND
BOFAUS3NACHA    WFBIUS6SASFO    707    00000000415673     00000001146108   PND      NO

MESSAGE RECEIVED FROM:
BANK OF AMERICA NT & SA
NC1-005-21-01, INTL L/C DEPT.                             THIS CABLE COPY HAS BEEN
121 WEST TRADE STREET, 21ST FL-                           AUTHENTICATED BY US AND
CHARLOTTE, NC 28255                                       IS TO BE CONSIDERED THE
                                                          OPERATIVE INSTRUMENT.
                                                          WELLS FARGO HSBC TRADE BANK, N.A.
                                                          OUR REF. SBE 415673
                                                                   ----------

                                                          Please note: documents will not be
                                                          honored when not accompanied by this
                                                          letter of credit
                                                          WELLS FARGO HSBC TRADE BANK, N.A.
                                                          /s/ S. Chley
                                                          --------------------
                                                          Authorized Signature
20       SENDER'S REFERENCE
         5040815

21       RECEIVER'S REFERENCE
         NONREF

31C      DATE OF ISSUE
         011022

30       DATE OF AMENDMENT
         011211

26E      NUMBER OF AMENDMENT
         03

59       BENEFICIARY (BEFORE THIS AMENDMENT)
         DICKIE WALKER MARINE INC.
         470 NAUTILUS, SUITE 312
         LA JOLLA, CA 92037

79       NARRATIVE
         COPY OF VISA AS REFERENCED IN AMENDMENT 1 DATED 011203 AND 1 ORIGINAL
         EXPORT VISA AND 2 COPIES COVERING THE SHIPMENT VALUE, WEIGHT AND
         QUANTITY AS REFERENCED IN THE ORIGINAL LETTER OF CREDIT ARE NOT
         REQUIRED FOR BANK NEGOTIATION. ALL OTHER TERMS AND CONDITIONS REMAIN
         UNCHANGED.

Operations Group                        WELLS FARGO HSBC
Southern California                     TRADE BANK, N.A.
9000 Flair Drive, 3rd Floor
El Monte, CA 91731                                                        Page 1


DATE:  DECEMBER 14, 2001                       AMENDMENT TO OUR ADVICE NO.
                                               SBE415673
                                               AMENDMENT NUMBER:

OPENING BANK:                                  APPLICANT:
BANK OF AMERICA NT & SA                        WEST MARINE FINANCE COMPANY INC.
NC1-005-21-01, INTL L/C DEPT.                  500 WESTRIDGE DRIVE
121 WEST TRADE STREET, 21ST FL                 WATSONVILLE CA 95076
CHARLOTTE, NC 28255
5040815

BENEFICIARY:
DICKIE WALKER MARINE INC.
470 NAUTILUS, SUITE 312
LA JOLLA, CA 92037

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

PLEASE SEE ATTACHED AMENDMENT.

ALL OTHER TERMS UNCHANGED.

                                                  /s/
                                                  ------------------------------
                                                  AUTHORIZED SIGNATURE

PLEASE CONTACT NENITA SANTIAGO BY TELEPHONE AT 626-573-6283 OR BY FAX AT (626) 572-4610 REGARDING ANY INQUIRIES.

                         INCOMING SWIFT MESSAGE 10/22/01

SENDER          RECEIVER SWFT   MSG    L/C ID             DOC TRACK        STATUS   ERROR
SWFT ADDRESS    ADDRESS         TYPE                      ID                        FOUND
BOFAUS3NACHA    WFBIUS6SASFO    707    000000000415673    00000001148121   UPL      NO


MESSAGE RECEIVED FROM:
BANK OF AMERICA NT & SA
NC1-005-21-01, INTL L/C DEPT.
121 WEST TRADE STREET, 21ST FL
CHARLOTTE NC 28255

20       SENDER'S REFERENCE                                THIS CABLE COPY HAS BEEN
         5040815                                           AUTHENTICATED BY US AND
                                                           IS TO BE CONSIDERED THE
                                                           OPERATIVE INSTRUMENT.
                                                           WELLS FARGO HSBC TRADE BANK, N.A.
                                                           OUR REF. SBE 415673
                                                                    ----------

                                                           Please note: documents will not be
                                                           honored when not accompanied by this
                                                           letter of credit
                                                           WELLS FARGO HSBC TRADE BANK, N.A.
                                                           /s/ S. Chley
                                                           --------------------
                                                           Authorized Signature

21       RECEIVER'S REFERENCE
         NONREF

31C      DATE OF ISSUE
         011022

30       DATE OF AMENDMENT
         011214

26E      NUMBER OF AMENDMENT
         04

59       BENEFICIARY (BEFORE THIS AMENDMENT)
         DICKIE WALKER MARINE INC.
         470 NAUTILUS, SUITE 312
         LA JOLLA, CA 92037

79       NARRATIVE
         PLUS COPY OF VISA AS REFERENCED IN AMENDMENT 1 DATED 011203 AND 1
         ORIGINAL EXPORT VISA AND 2 COPIES COVERING THE SHIPMENT VALUE, WEIGHT
         AND QUANTITY AS REFERENCED IN THE ORIGINAL LETTER OF CREDIT ARE NOT
         REQUIRED FOR BANK NEGOTIATION. ALL OTHER TERMS AND CONDITIONS REMAIN
         UNCHANGED.

                           DICKIE WALKER MARINE, INC.
                             470 NAUTILUS, SUITE 312
                               LA JOLLA, CA 92037
                       PHONE 858-456-4780 FAX 858-456-4784

                                                        PROFORMA INVOICE
-------------------------------------------------------------------------------------------------------------------------------

DATE:        10/11/01         WEST MARINE PRIVATE LABEL      PAYMENT TERMS: TRANSFERABLE LETTER OF CREDIT
                                     SPRING 2002             SHIP WINDOW:   Dec 1 - May 30

VENDOR:                                                                      SHIP TO:
DICKIE WALKER MARINE, INC.                                                   DICKIE WALKER WAREHOUSE
           470 NAUTILUS, SUITE 312                                           1414 SOUTH TREMONT STREET
           LA JOLLA, CA 92037                                                OCEANSIDE, CA 92054
           U.S.A.
                                                                             ATTENTION:  WEST MARINE RECEIVING


STYLE        CLR                                             S   M   L    XL   XXL     QTY     COST     TOTAL     SPECIAL
#            CODE         PRODUCT DESIGN                                                                          INSTRUCTIONS
*
                                                                                                                  *